UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-04700
                                                    ---------------

                          The Gabelli Equity Trust Inc.
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
      --------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2006
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


[LOGO OMITTED]
THE GABELLI
EQUITY TRUST INC.


                          THE GABELLI EQUITY TRUST INC.

                                  Annual Report
                                December 31, 2006






TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2006.

COMPARATIVE RESULTS

-----------------------------------------------------------------------------------------------------------------------------
                       ~AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2006 (A)
                                                                                                                   Since
                                                                                                                 Inception
                                           Quarter   1 Year   3 Year    5 Year    10 Year   15 Year    20 Year  (08/21/86)
-----------------------------------------------------------------------------------------------------------------------------
  GABELLI EQUITY TRUST
    NAV TOTAL RETURN (B)..................  11.52%   28.24%    17.55%    12.79%    12.20%    12.42%    12.69%    12.48%
    INVESTMENT TOTAL RETURN (C)...........  10.86    29.42     17.35      8.24     12.28     12.54     13.12     12.05
  S&P 500 Index...........................   6.69    15.78     10.43      6.18      8.42     10.63     11.79     11.20(d)
  Dow Jones Industrial Average............   7.31    18.98      8.49      6.83      8.95     12.02     12.74     12.35(d)
  Nasdaq Composite Index..................   6.95     9.52      6.43      4.37      6.46      9.90     10.16      9.49

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX OF 30 LARGE CAPITALIZATION STOCKS. THE S&P 500 AND THE NASDAQ COMPOSITE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE INDEX. YOU CANNOT INVEST DIRECTLY IN AN INDEX.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE PER SHARE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS, AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $9.34.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS, SPIN-OFFS, AND TAXES PAID ON UNDISTRIBUTED LONG-TERM CAPITAL GAINS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $10.00.
(d) FROM AUGUST 31, 1986, THE DATE CLOSEST TO THE FUND'S INCEPTION DATE FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

                                                           Sincerely yours,


                                                           Bruce N. Alpert
                                                           President
January 24, 2007

                          THE GABELLI EQUITY TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)


The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2006:



Repurchase Agreements ...............................   10.5%
Food and Beverage ...................................    9.3%
Financial Services ..................................    9.1%
Energy and Utilities ................................    7.6%
Telecommunications ..................................    5.5%
Health Care .........................................    4.9%
Diversified Industrial ..............................    4.9%
Consumer Products ...................................    4.9%
Publishing ..........................................    4.5%
Entertainment .......................................    4.1%
Cable and Satellite .................................    4.0%
Hotels and Gaming ...................................    3.0%
Equipment and Supplies ..............................    2.7%
Automotive: Parts and Accessories ...................    2.4%
Aviation: Parts and Services ........................    2.1%
Consumer Services ...................................    1.6%
Electronics .........................................    1.6%
Broadcasting ........................................    1.6%
Communications Equipment ............................    1.5%
Specialty Chemicals .................................    1.4%
Aerospace ...........................................    1.4%
U.S. Government Obligations .........................    1.3%
Business Services ...................................    1.2%
Machinery ...........................................    1.1%
Agriculture .........................................    1.0%
Metals and Mining ...................................    0.9%
Environmental Services ..............................    0.9%
Wireless Communications .............................    0.9%
Real Estate .........................................    0.8%
Automotive ..........................................    0.8%
Retail ..............................................    0.7%
Computer Software and Services ......................    0.5%
Transportation ......................................    0.4%
Closed-End Funds ....................................    0.4%
Paper and Forest Products ...........................    0.2%
Real Estate Investment Trusts .......................    0.2%
Manufactured Housing and Recreational Vehicles ......    0.1%
                                                       ------
                                                       100.0%
                                                       ======

THE GABELLI EQUITY TRUST INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2006. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI
(800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                          THE GABELLI EQUITY TRUST INC.
                                PORTFOLIO CHANGES
                         QUARTER ENDED DECEMBER 31, 2006
                                   (UNAUDITED)

                                                 OWNERSHIP AT
                                                 DECEMBER 31,
                                        SHARES       2006
                                        ------   ------------
NET PURCHASES
COMMON STOCKS
Advanced Medical Optics Inc. ........   22,000      22,000
Alcoa Inc. ..........................   10,000      20,000
American International Group Inc. ...   40,000      50,000
AMETEK Inc. (a)......................   80,000     265,000
Aruze Corp. .........................   13,000      13,000
Assa Abloy AB, Cl. B ................    8,000      50,000
Aztar Corp. .........................   94,600     132,600
Banta Corp. .........................   70,000      70,000
Barclays plc.........................   15,000      70,000
Brown-Forman Corp., Cl. A ...........   10,100      10,100
Cadbury Schweppes plc, ADR ..........   40,000     100,000
Capitalia SpA........................   15,000      45,000
Clear Channel Communications Inc.....   99,000     100,000
Clear Channel Outdoor Holdings Inc.,
  Cl. A .............................    4,200     100,000
Columbia Equity Trust Inc. ..........  100,100     100,100
Corus Entertainment Inc., Cl. B,
  New York ..........................   13,333      13,333
Davide Campari-Milano SpA............   20,000      20,000
Delta & Pine Land Co. ...............   20,000      70,000
Dow Jones & Co. Inc. ................    5,000      55,000
Earl Scheib Inc. ....................    2,000      82,500
Enodis plc...........................  400,000     400,000
Fastweb..............................   15,000      15,000
Fleetwood Enterprises Inc. ..........   15,000      50,000
FMC Corp. ...........................    1,000       2,000
Fortune Brands Inc. .................   10,000      60,000
GATX Corp. ..........................   10,000     120,000
General Electric Co. ................  120,000     120,000
Giant Industries Inc. ...............    6,000      16,000
Greif Inc., Cl. B ...................    3,000       8,000
Griffin Land & Nurseries Inc. .......      500      55,500
Halliburton Co. .....................   50,000     210,000
Hanesbrands Inc. ....................   35,000      60,000
Harrah's Entertainment Inc. .........   39,000      45,000
Heineken NV..........................    5,000      10,000
Hennes & Mauritz AB, Cl. B ..........    4,000      21,500
Hospira Inc. ........................    5,000      30,000
ICOS Corp. ..........................  868,800     868,800
Idearc Inc. (b)......................    9,000       9,000
Intel Corp. .........................   20,000      80,000
InterContinental Hotels Group Inc. ..   45,000      45,000
International Flavors &
  Fragrances Inc. ...................   50,000      50,000
ITO EN Ltd...........................  150,000     150,000
Jacuzzi Brands Inc. .................  250,000     250,000
John H. Harland Co. .................   12,000      12,000
Kinder Morgan Inc. ..................  200,000     350,000
Legg Mason Inc. .....................   21,000      23,000
Lenox Group Inc. ....................    2,000      42,000
Mandarin Oriental International Ltd..  600,000     600,000
Marsh & McLennan Companies Inc.......   30,000      30,000
Midas Inc. ..........................   14,000     130,000
Monsanto Co. ........................   22,000      30,000
Niko Resources Ltd., New York........    2,000       2,000
Nissin Food Products Co. Ltd.........   36,000      36,000
Nortel Networks Corp.(c).............   15,000     200,000
Oil-Dri Corp. of America.............   10,000      10,000
Orient-Express Hotels Ltd., Cl. A ...   12,000      12,000
PAN Fish ASA.........................  650,000     650,000
PepsiAmericas Inc. ..................   35,000     500,000
Pfizer Inc. .........................   30,000     430,000
Redback Networks Inc. ...............  200,000     200,000
Remy Cointreau SA....................   18,000      18,000
Rio Tinto plc........................   18,000      18,000

                                                 OWNERSHIP AT
                                                 DECEMBER 31,
                                        SHARES       2006
                                        ------   ------------
Rogers Communications Inc., Cl B,
  Toronto (d) .......................    9,655      19,310
Rolls-Royce Group plc................  200,000   1,200,000
Rolls-Royce Group plc, Cl. B (e)....36,700,000  36,700,000
Sally Beauty Holdings Inc. ..........   50,000      50,000
Sara Lee Corp. ......................  200,000     300,000
Serono SA............................    5,000       5,000
Swedish Match AB.....................  110,000   1,000,000
Symbol Technologies Inc. ............  901,900   1,401,900
Syngenta AG, ADR ....................    5,000      15,000
TD Banknorth Inc. ...................  166,800     166,800
TELUS Corp. .........................   15,000      15,000
The Coca-Cola Co. ...................   10,000     200,000
The Fairchild Corp., Cl. A ..........    4,900     205,000
The Mosaic Co. ......................   20,000      30,000
The Reader's Digest Association Inc..  295,000     470,000
Thomas & Betts Corp. ................   15,000     305,000
Triple Crown Media Inc. .............      450      20,200
UnitedHealth Group Inc. .............   20,000      40,000
Univision Communications Inc., Cl. A    40,000      50,000
Westpac Banking Corp. ...............    5,000      58,000
Woolworths Ltd.......................   10,000      73,000
Xstrata plc..........................   16,666      66,666
Yahoo! Inc. .........................   10,000     150,000
YAKULT HONSHA Co. Ltd................  475,000     475,000

NET SALES
COMMON STOCKS
Acuity Brands Inc. .................. (105,000)     40,000
Advanced Micro Devices Inc. .........   (5,000)      5,000
Agere Systems Inc. ..................   (3,000)     45,000
AGL Resources Inc. ..................   (4,000)      6,000
Allegheny Energy Inc. ...............  (50,000)     70,000
America Movil  SAB de CV, Cl. L, ADR.  (80,000)    110,000
Ameriprise Financial Inc. ...........  (35,000)     65,000
Ampco-Pittsburgh Corp. ..............  (31,000)    164,000
ANC Rental Corp. ....................  (60,000)          -
Archer-Daniels-Midland Co. ..........  (60,000)    490,000
Arkema...............................     (815)          -
Ashland Inc. ........................ (240,000)     60,000
AT&T Inc. ........................... (450,000)          -
AutoNation Inc. .....................   (1,252)    168,000
Avis Budget Group Inc. ..............  (10,000)     30,000
Avon Products Inc. ..................   (5,000)     85,000
Bell Aliant Regional Communications
   Income Fund.......................   (1,762)     16,000
Berkshire Hathaway Inc., Cl. A ......      (12)        248
Biogen Idec Inc. ....................   (1,000)     26,000
BorgWarner Inc. .....................   (5,000)     43,000
CA Inc. .............................     (146)          -
Camden Property Trust................   (2,500)      2,500
Campbell Soup Co. ...................   (8,000)     72,000
CBS Corp., Cl. A ....................   (7,500)    415,000
CH Energy Group Inc. ................  (10,000)    105,000
Christian Dior SA....................   (1,000)     42,000
Cincinnati Bell Inc. ................  (20,000)    800,000
Citizens Communications Co. .........  (55,000)      5,000
CLARCOR Inc. ........................  (12,300)    185,000
Clorox Co. ..........................   (1,000)     32,000
CMS Energy Corp. ....................  (10,000)     70,000
Coldwater Creek Inc. ................   (8,000)     27,000
Comcast Corp., Cl. A ................ (105,000)     55,000
Commerzbank AG, ADR .................  (30,000)    155,000
Commonwealth Telephone
  Enterprises Inc. ..................  (40,000)    130,000
ConocoPhillips.......................   (2,739)    320,000

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          PORTFOLIO CHANGES (CONTINUED)
                         QUARTER ENDED DECEMBER 31, 2006
                                   (UNAUDITED)

                                                 OWNERSHIP AT
                                                 DECEMBER 31,
                                        SHARES       2006
                                        ------   ------------
NET SALES (CONTINUED)
COMMON STOCKS (CONTINUED)
Cooper Industries Ltd., Cl. A .......  (49,000)    136,000
Corn Products International Inc. ....  (33,000)     60,000
Corus Entertainment Inc.,
  Cl. B, Toronto ....................  (13,333)      3,333
Curtiss-Wright Corp. ................  (22,000)    374,000
Dana Corp. ..........................  (50,000)    380,000
Deere & Co. .........................  (15,000)    220,000
Deutsche Bank AG.....................   (1,000)    149,000
Deutsche Telekom AG, ADR ............   (2,000)    168,000
Duke Energy Corp. ...................  (30,000)    250,000
Duquesne Light Holdings Inc. ........  (16,000)     84,000
El Paso Electric Co. ................  (55,000)    285,000
Embarq Corp. ........................  (26,619)          -
Embratel Participacoes SA, ADR ......  (15,000)          -
Energizer Holdings Inc. .............   (1,000)    114,000
Eni SpA..............................  (80,000)          -
Equity Residential...................   (1,500)          -
Fedders Corp. .......................   (5,000)     65,000
Flowers Foods Inc. ..................   (5,000)     70,000
Fomento Economico Mexicano
   SAB de CV, ADR ...................   (3,000)     33,000
Franklin Elec Co., Inc. .............   (1,000)     23,000
Gallaher Group plc, ADR .............  (42,000)    190,000
Gemstar-TV Guide International Inc...  (30,000)    600,000
Gerber Scientific Inc. ..............  (10,000)     90,000
GlaxoSmithKline plc..................  (20,000)     45,036
Gold Kist Inc. (f)...................  (50,000)          -
Greif Inc., Cl. A ................... (113,000)    115,000
Grupo Televisa SA, ADR ..............  (25,000)    650,000
Harley-Davidson Inc. ................   (4,000)     32,000
Hercules Inc. .......................  (20,000)    170,000
Hilton Hotels Corp. .................  (20,000)    530,000
Host Hotels & Resorts Inc. ..........  (15,000)          -
IAC/InterActiveCorp..................  (30,000)    200,000
Inco Ltd............................. (200,000)          -
Irish Life & Permanent plc...........  (65,000)          -
ITT Corp. ...........................   (5,000)    255,000
Janus Capital Group Inc. ............  (39,000)    145,000
Johnson & Johnson....................  (15,000)          -
Johnson Controls Inc. ...............  (36,000)     76,000
JP Morgan Chase & Co. ...............   (3,000)     52,000
Kellogg Co. .........................  (25,000)    105,000
Landesbank Berlin Holding AG.........  (15,000)    260,000
Leucadia National Corp. .............   (2,000)    133,000
Liberty Media Holding Corp. -
  Capital, Cl. A ....................  (43,000)     77,000
Liberty Media Holding Corp. -
   Interactive, Cl. A ............... (120,000)    430,000
Lin TV Corp., Cl. A .................   (5,000)     80,000
Lucent Technologies Inc. (g)......... (180,000)          -
Lufkin Industries Inc. ..............   (2,000)    103,000
Mellon Financial Corp. ..............  (20,000)     80,000
Merck & Co. Inc. ....................   (5,000)     95,000
Metro International SA, SDR, Cl. A...  (21,000)          -
Metro International SA, SDR, Cl. B...  (42,000)          -
MGM Mirage...........................   (8,000)    110,000
Motorola Inc. .......................  (10,000)     90,000
National Presto Industries Inc. .....   (2,500)     22,500
Navistar International Corp. ........  (35,000)    325,000
New York Times Co., Cl. A ...........  (30,000)     50,000
News Corp., Cl. A ...................  (84,800)  1,660,000
Niko Resources Ltd., Toronto.........   (2,000)      1,000
Northeast Utilities..................  (60,000)    240,000

                                                 OWNERSHIP AT
                                                 DECEMBER 31,
                                        SHARES       2006
                                        ------   ------------
Northrop Grumman Corp. ..............  (15,000)     80,000
Omnova Solutions Inc. ...............   (2,300)    230,000
Oriental Land Co. Ltd................  (17,500)          -
Pactiv Corp. ........................   (1,000)    114,000
Precision Castparts Corp. ...........  (65,000)    115,000
Qwest Communications
  International Inc. ................ (230,000)    570,000
Realogy Corp. (h)....................  (20,000)          -
Rogers Communications Inc.,
  Cl. B, New York ...................  (70,000)    295,345
Rollins Inc. ........................  (15,000)    795,000
Sensient Technologies Corp. .........  (20,000)    280,000
Sequa Corp., Cl. A ..................  (15,230)     73,000
SJW Corp. ...........................  (55,000)      5,000
Southern Energy Homes Inc. (i).......   (4,600)          -
Starwood Hotel & Resorts
  Worldwide Inc. ....................   (4,000)     34,000
Sulzer AG............................   (2,000)      2,000
SUPERVALU Inc. ......................  (30,960)     20,000
Takeda Pharmaceutical Co. Ltd........   (4,000)     19,000
Telecom Italia SpA...................  (18,075)  1,470,000
Telefonica SA, ADR ..................  (18,000)    230,000
Telephone & Data Systems Inc. .......  (50,000)    260,000
TELUS Corp., ADR ....................  (25,000)          -
The AES Corp. .......................   (5,000)     65,000
The Bank of New York Co. Inc. .......  (10,000)     70,000
The Central Europe and
   Russia Fund Inc. .................   (2,785)    105,000
The DIRECTV Group Inc. .............. (143,444)     10,000
The McGraw-Hill Companies Inc. ......  (17,000)    183,000
The Phoenix Companies Inc. ..........   (5,000)    135,000
The Reynolds and Reynolds Co. (j).... (120,000)          -
The St. Joe. Co. ....................   (4,000)    150,000
The Walt Disney Co. ................. (175,000)     85,000
Transocean Inc. .....................  (12,000)          -
TXU Corp. ...........................  (54,000)     30,000
Verizon Communications Inc. .........  (10,000)    180,000
Viacom Inc., Cl. A ..................  (85,000)    375,000
Vivendi..............................  (20,000)    333,900
Waste Management Inc. ...............  (20,000)    450,000
Watts Water Technologies Inc., Cl. A.  (35,000)    195,000
Westar Energy Inc. ..................  (20,000)    270,000
Wyndham Worldwide Corp. .............  (16,000)          -
Young Broadcasting Inc., Cl. A ......  (10,000)    115,000

CONVERTIBLE PREFERRED STOCKS
Cincinnati Bell Inc.,
  6.750% Cv. Pfd., Ser. B ...........   (1,000)     25,000

                                     PRINCIPAL
                                      AMOUNT
                                     ---------
U.S. TREASURY NOTE
U.S. Treasury Note,
       3.500%, 11/15/06 .............$(300,000)          -

-------------
(a) 3 for 2 stock split
(b) Spin-off - 1 share Idearc Inc. for every 20 shares of Verizon
    Communications Inc.
(c) Reverse Stock Split - 1:10
(d) 2 for 1 stock split
(e) Spin-off - 36.7 shares of Rolls-Royce Group plc, Cl. B for every 1 share of Rolls-Royce Group plc
(f) Tender Offer - $21.00 for every 1 share
(g) Merger - 0.1952 share of Alcatel-Lucent for every 1 share of Lucent Technologies Inc.
(h) Tender Offer - $23.00 for every 0.992274884 share
(i) Cash Merger - $8.50 for every 1 share
(j) Cash Merger - $40.00 for every 1 share

                See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2006

                                                               MARKET
    SHARES                                       COST           VALUE
    ------                                       ----          -------
            COMMON STOCKS -- 87.9%
            FOOD AND BEVERAGE -- 9.3%
     85,000 Ajinomoto Co. Inc. .............$      998,444  $    1,123,524
     40,000 Anheuser-Busch
               Companies Inc. ..............     1,816,269       1,968,000
     36,000 ARIAKE JAPAN Co. Ltd. ..........       857,851         703,332
     10,100 Brown-Forman Corp., Cl. A ......       684,855         681,043
    110,000 Cadbury Schweppes plc ..........     1,136,502       1,177,041
    100,000 Cadbury Schweppes plc, ADR .....     3,559,110       4,293,000
     72,000 Campbell Soup Co. ..............     1,915,927       2,800,080
     20,000 Coca-Cola Enterprises Inc. .....       376,514         408,400
     40,000 Coca-Cola Hellenic
               Bottling Co. SA .............       519,295       1,562,933
     60,000 Corn Products
               International Inc. ..........       811,122       2,072,400
     20,000 Davide Campari-Milano SpA ......       196,011         198,271
     60,000 Del Monte Foods Co. ............       564,374         661,800
     10,108 Denny's Corp.+ .................        14,357          47,609
     80,000 Diageo plc .....................     1,174,064       1,570,301
    224,000 Diageo plc, ADR ................     9,660,541      17,765,440
     70,000 Flowers Foods Inc. .............       771,725       1,889,300
     33,000 Fomento Economico Mexicano
               SAB de CV, ADR ..............     1,356,892       3,820,080
    180,000 General Mills Inc. .............     8,693,258      10,368,000
    200,000 Groupe Danone ..................    19,701,934      30,308,230
  1,000,000 Grupo Bimbo SA de CV, Cl. A ....     2,705,279       4,998,611
    110,000 H.J. Heinz Co. .................     3,901,343       4,951,100
     20,000 Hain Celestial Group Inc.+ .....       267,663         624,200
     10,000 Heineken NV ....................       471,537         475,612
    150,000 ITO EN Ltd. ....................     4,531,517       4,588,042
    105,000 Kellogg Co. ....................     3,784,191       5,256,300
     75,000 Kerry Group plc, Cl. A .........       860,877       1,861,263
     12,100 LVMH Moet Hennessy
               Louis Vuitton SA ............       419,052       1,277,005
      2,500 Nestle SA ......................       513,610         888,387
     36,000 Nissin Food
               Products Co. Ltd. ...........     1,270,527       1,334,062
    650,000 PAN Fish ASA+ ..................       550,715         594,207
    500,000 PepsiAmericas Inc. .............     9,040,864      10,490,000
    355,000 PepsiCo Inc. ...................    17,975,927      22,205,250
      6,750 Pernod-Ricard SA ...............     1,457,288       1,550,393
     68,200 Ralcorp Holdings Inc.+ .........     1,308,415       3,470,698
     18,000 Remy Cointreau SA ..............     1,153,170       1,164,280
    300,000 Sara Lee Corp. .................     4,862,162       5,109,000
    200,000 The Coca-Cola Co. ..............     8,929,955       9,650,000
     45,000 The Hershey Co. ................     1,915,127       2,241,000
      2,000 The J.M. Smucker Co. ...........        52,993          96,940
    115,360 Tootsie Roll
               Industries Inc. .............     1,562,923       3,772,272
    170,000 Wm. Wrigley Jr. Co. ............     8,244,515       8,792,400
     42,500 Wm. Wrigley Jr. Co., Cl. B .....     2,191,580       2,184,500
    475,000 YAKULT HONSHA Co. Ltd. .........    13,356,561      13,650,687
                                            --------------  --------------
                                               146,136,836     194,644,993
                                            --------------  --------------
            FINANCIAL SERVICES -- 9.1%
      7,000 Allianz SE .....................     1,053,147       1,430,031
    575,000 American Express Co. ...........    27,278,920      34,885,250
     50,000 American International
               Group Inc. ..................     3,327,703       3,583,000
     65,000 Ameriprise Financial Inc. ......     1,630,926       3,542,500
     30,000 Argonaut Group Inc.+ ...........       752,879       1,045,800
     95,000 Aviva plc ......................     1,163,351       1,528,988
     90,000 Banco Santander Central
               Hispano SA, ADR .............       322,130       1,679,400
    100,000 Bank of Ireland ................       584,533       2,310,079
     70,000 Barclays plc ...................       916,885       1,000,529

                                                               MARKET
    SHARES                                       COST           VALUE
    ------                                       ----          -------

        248 Berkshire Hathaway Inc.,
               Cl. A+ ......................$      785,026  $   27,277,520
      7,500 Calamos Asset
               Management Inc., Cl. A ......       135,000         201,225
     45,000 Capitalia SpA ..................       395,314         425,912
    250,000 Citigroup Inc. .................    12,033,563      13,925,000
    155,000 Commerzbank AG, ADR ............     3,145,338       5,876,251
    149,000 Deutsche Bank AG ...............    13,066,887      19,852,760
     20,000 H&R Block Inc. .................       329,930         460,800
    145,000 Janus Capital Group Inc. .......     2,432,086       3,130,550
     52,000 JPMorgan Chase & Co. ...........     1,327,407       2,511,600
    260,000 Landesbank Berlin
               Holding AG+ .................     5,263,037       2,745,693
     23,000 Legg Mason Inc. ................     2,046,053       2,186,150
    133,000 Leucadia National Corp. ........     1,662,878       3,750,600
     30,000 Marsh & McLennan
               Companies Inc. ..............       922,962         919,800
     45,000 Mediobanca SpA .................       932,143       1,062,702
     80,000 Mellon Financial Corp. .........     2,519,801       3,372,000
     65,000 Moody's Corp. ..................     3,285,357       4,488,900
    108,750 Nikko Cordial Corp. ............     1,351,625       1,247,374
      2,500 Prudential Financial Inc. ......        68,750         214,650
     50,000 Standard Chartered plc .........       954,007       1,460,655
     80,000 State Street Corp. .............     4,001,480       5,395,200
     20,000 SunTrust Banks Inc. ............       419,333       1,689,000
    150,000 T. Rowe Price Group Inc. .......     4,610,820       6,565,500
    166,800 TD Banknorth Inc. ..............     5,373,585       5,384,304
      5,000 The Allstate Corp. .............       209,064         325,550
     70,000 The Bank of New
               York Co. Inc. ...............     2,490,562       2,755,900
     45,000 The Charles Schwab Corp. .......       657,563         870,300
     18,000 The Dun & Bradstreet Corp.+ ....       395,898       1,490,220
    189,000 The Midland Co. ................     1,386,764       7,928,550
    135,000 The Phoenix Companies Inc. .....     1,924,073       2,145,150
     80,000 The Shizuoka Bank Ltd. .........       791,848         793,916
      3,000 The St. Paul Travelers
               Companies Inc. ..............       113,277         161,070
     40,000 UBS AG .........................     1,875,967       2,430,858
    120,000 UniCredito Italiano SpA ........       885,016       1,051,812
    100,000 Waddell & Reed Financial Inc.,
               Cl. A .......................     2,058,579       2,736,000
     58,000 Westpac Banking Corp. ..........       927,920       1,109,759
                                            --------------  --------------
                                               117,809,387     188,948,808
                                            --------------  --------------
            ENERGY AND UTILITIES -- 7.6%
      6,000 AGL Resources Inc. .............       106,104         233,460
     70,000 Allegheny Energy Inc.+ .........     1,099,843       3,213,700
     70,000 Apache Corp. ...................     2,728,670       4,655,700
     10,000 Aquila Inc.+ ...................        44,350          47,000
    247,000 BP plc, ADR ....................    15,155,797      16,573,700
    105,000 CH Energy Group Inc. ...........     4,342,243       5,544,000
     70,000 CMS Energy Corp.+ ..............       448,516       1,169,000
    320,000 ConocoPhillips .................    19,595,465      23,024,000
      8,000 Constellation Energy Group .....       449,608         550,960
     60,000 DPL Inc. .......................     1,411,620       1,666,800
     14,000 DTE Energy Co. .................       619,460         677,740
    250,000 Duke Energy Corp. ..............     7,728,249       8,302,500
     84,000 Duquesne Light Holdings Inc. ...     1,310,794       1,667,400
    270,000 El Paso Corp. ..................     3,253,601       4,125,600
    285,000 El Paso Electric Co.+ ..........     4,563,231       6,945,450
     50,000 Energy East Corp. ..............     1,065,733       1,240,000
     80,000 Exxon Mobil Corp. ..............     2,750,108       6,130,400
     20,000 FPL Group Inc. .................       556,256       1,088,400
     16,000 Giant Industries Inc.+ .........     1,273,995       1,199,200
    210,000 Halliburton Co. ................     3,809,429       6,520,500

                See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2006

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
            COMMON STOCKS (CONTINUED)
            ENERGY AND UTILITIES (CONTINUED)
     27,000 Imperial Oil Ltd. ..............$    1,010,138  $      993,963
    350,000 Kinder Morgan Inc. .............    36,650,631      37,012,500
     10,000 Marathon Oil Corp. .............       242,414         925,000
     10,000 Mirant Corp.+ ..................       192,014         315,700
    140,000 Mirant Corp. Escrow+ (a) .......             0               0
      2,000 Niko Resources Ltd.,
              New York .....................       110,842         166,700
      1,000 Niko Resources Ltd., Toronto ...        55,421          71,474
     10,000 NiSource Inc. ..................       215,500         241,000
    240,000 Northeast Utilities ............     4,631,542       6,758,400
     20,000 Oceaneering International Inc.+        538,223         794,000
      2,000 PetroChina Co. Ltd., ADR .......       137,965         281,560
     16,000 Petroleo Brasileiro SA, ADR ....     1,125,213       1,647,840
    100,000 Progress Energy Inc., CVO+ .....        52,000          32,500
     60,000 Saipem SpA .....................     1,126,995       1,563,461
     13,000 Sasol Ltd. .....................       500,463         479,702
      5,000 SJW Corp. ......................        68,704         193,800
     20,000 Southwest Gas Corp. ............       451,132         767,400
     65,000 The AES Corp.+ .................       369,961       1,432,600
     32,628 Total SA .......................     1,986,057       2,353,799
     30,000 TXU Corp. ......................       740,349       1,626,300
    270,000 Westar Energy Inc. .............     4,728,664       7,009,200
                                            --------------  --------------
                                               127,247,300     159,242,409
                                            --------------  --------------
            TELECOMMUNICATIONS -- 5.4%
      5,000 Alltel Corp. ...................        91,103         302,400
    220,000 BCE Inc. .......................     5,679,932       5,940,000
     30,000 Brasil Telecom Participacoes
               SA, ADR .....................     1,743,257       1,280,700
  1,700,000 BT Group plc ...................     7,029,679      10,035,637
  4,440,836 Cable & Wireless
               Jamaica Ltd.+ ...............       101,639          66,919
    800,000 Cincinnati Bell Inc.+ ..........     5,663,624       3,656,000
      5,000 Citizens Communications Co. ....        69,940          71,850
    130,000 Commonwealth Telephone
               Enterprises Inc. ............     5,053,722       5,441,800
    110,000 Compania de
               Telecomunicaciones de
               Chile SA, ADR ...............     1,634,847         883,300
    168,000 Deutsche Telekom AG, ADR .......     2,793,519       3,057,600
     15,000 Fastweb ........................       778,948         857,765
      5,000 France Telecom SA, ADR .........       146,305         138,500
    100,000 Koninklijke KPN NV .............       232,728       1,421,688
    570,000 Qwest Communications
               International Inc.+ .........     1,958,336       4,770,900
    550,000 Sprint Nextel Corp. ............    15,436,707      10,389,500
    186,554 Tele Norte Leste
               Participacoes SA, ADR .......     2,477,755       2,783,386
     48,000 Telecom Argentina SA,
               Cl. B, ADR+ .................       369,540         960,480
  1,470,000 Telecom Italia SpA .............     6,015,464       4,443,667
    230,000 Telefonica SA, ADR .............    11,566,157      14,662,500
     62,000 Telefonos de Mexico SAB de
               CV, Cl. L, ADR ..............       469,422       1,752,120
    260,000 Telephone & Data
               Systems Inc. ................    12,077,996      14,125,800
    370,000 Telephone & Data
               Systems Inc., Special .......    16,257,412      18,352,000
     15,000 TELUS Corp. ....................       280,203         688,419
    180,000 Verizon Communications Inc. ....     6,606,128       6,703,200
      5,169 Windstream Corp. ...............        19,996          73,503
                                            --------------  --------------
                                               104,554,359     112,859,634
                                            --------------  --------------
            HEALTH CARE -- 4.9%
     10,000 Abbott Laboratories ............       398,848         487,100
     22,000 Advanced Medical
               Optics Inc.+ ................       846,104         774,400

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
      7,023 Allergan Inc. ..................$      655,380  $      840,934
     52,000 Amgen Inc.+ ....................     3,039,863       3,552,120
     19,146 AstraZeneca plc ................       949,527       1,027,783
     26,000 Biogen Idec Inc.+ ..............       157,406       1,278,940
    135,000 Bristol-Myers Squibb Co. .......     3,485,673       3,553,200
      7,000 Cochlear Ltd. ..................       287,028         320,475
     45,036 GlaxoSmithKline plc ............     1,292,245       1,185,135
      4,000 GlaxoSmithKline plc, ADR .......       216,096         211,040
     30,000 Henry Schein Inc.+ .............       764,324       1,469,400
     38,300 Hisamitsu
               Pharmaceutical Co. Inc. .....       935,511       1,213,319
     30,000 Hospira Inc.+ ..................     1,049,087       1,007,400
    868,800 ICOS Corp.+ ....................    27,383,160      29,356,752
     40,000 Invitrogen Corp.+ ..............     2,065,234       2,263,600
     95,000 Merck & Co. Inc. ...............     3,625,481       4,142,000
      2,000 Nobel Biocare Holding AG .......       286,712         591,301
     39,000 Novartis AG ....................     2,076,654       2,248,461
    105,000 Novartis AG, ADR ...............     4,622,998       6,031,200
    430,000 Pfizer Inc. ....................    11,887,587      11,137,000
     16,400 Roche Holding AG ...............     2,587,332       2,940,829
     15,108 Sanofi-Aventis .................     1,354,266       1,395,029
    100,000 Schering-Plough Corp. ..........     1,917,839       2,364,000
      5,000 Serono SA ......................     4,513,312       4,489,126
     80,000 Smith & Nephew plc .............       752,722         834,883
      5,250 Straumann Holding AG ...........     1,087,318       1,271,030
     10,000 Synthes Inc. ...................     1,190,727       1,192,450
     19,000 Takeda Pharmaceutical
               Co. Ltd. ....................       909,016       1,304,399
     40,000 UnitedHealth Group Inc. ........     1,873,359       2,149,200
     82,000 William Demant Holding A/S+ ....     3,730,842       6,648,492
    100,000 Wyeth ..........................     4,105,470       5,092,000
      3,500 Zimmer Holdings Inc.+ ..........       217,154         274,330
                                            --------------  --------------
                                                90,264,275     102,647,328
                                            --------------  --------------
            DIVERSIFIED INDUSTRIAL -- 4.9%
     40,000 Acuity Brands Inc. .............     1,214,400       2,081,600
     55,000 Amano Corp. ....................       956,301         690,475
    164,000 Ampco-Pittsburgh Corp. .........     2,155,086       5,490,720
     26,000 Bayer AG .......................     1,093,829       1,395,499
     25,000 Bouygues SA ....................     1,244,323       1,604,844
    136,000 Cooper Industries Ltd., Cl. A ..     7,429,909      12,298,480
    260,000 Crane Co. ......................     5,942,015       9,526,400
     77,500 CRH plc ........................     1,027,655       3,226,652
    400,000 Enodis plc .....................     1,399,733       1,560,512
    120,000 General Electric Co. ...........     4,360,104       4,465,200
    115,000 Greif Inc., Cl. A ..............     2,679,427      13,616,000
      8,000 Greif Inc., Cl. B ..............       453,774         860,000
    455,500 Honeywell International Inc. ...    15,523,651      20,606,820
    255,000 ITT Corp. ......................     6,693,277      14,489,100
    101,000 Park-Ohio Holdings Corp.+ ......     1,073,670       1,624,080
      2,000 Sulzer AG ......................       425,026       2,276,569
     30,000 Technip SA .....................     2,101,417       2,059,270
     74,000 The Lamson & Sessions Co.+ .....       435,944       1,795,240
     75,000 Trinity Industries Inc. ........       945,000       2,640,000
                                            --------------  --------------
                                                57,154,541     102,307,461
                                            --------------  --------------
            CONSUMER PRODUCTS -- 4.9%
     24,000 Altadis SA .....................     1,010,055       1,256,155
     85,000 Avon Products Inc. .............     2,457,708       2,808,400
     42,000 Christian Dior SA ..............     3,082,702       4,476,932
     15,000 Church & Dwight Co. Inc. .......        99,536         639,750
     32,000 Clorox Co. .....................     1,776,613       2,052,800
     10,000 Colgate-Palmolive Co. ..........       513,338         652,400
     69,000 Compagnie Financiere
               Richemont AG, Cl. A .........     2,879,288       4,020,517
    114,000 Energizer Holdings Inc.+ .......     4,929,546       8,092,860

                See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2006

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
            COMMON STOCKS (CONTINUED)
            CONSUMER PRODUCTS (CONTINUED)
     60,000 Fortune Brands Inc. ............$    4,147,453  $    5,123,400
     60,000 Gallaher Group plc .............       938,308       1,346,896
    190,000 Gallaher Group plc, ADR ........    13,470,232      17,090,500
      2,000 Givaudan SA ....................       550,742       1,851,456
     60,000 Hanesbrands Inc.+ ..............     1,376,148       1,417,200
     32,000 Harley-Davidson Inc. ...........     1,486,605       2,255,040
    250,000 Jacuzzi Brands Inc.+ ...........     3,063,335       3,107,500
     42,000 Lenox Group Inc.+ ..............       383,261         268,800
     15,000 Matsushita Electric
               Industrial Co. Ltd., ADR ....       178,325         301,350
     15,000 Mattel Inc. ....................       270,000         339,900
     22,500 National Presto
               Industries Inc. .............       767,432       1,347,075
     10,000 Oil-Dri Corp. of America .......       171,255         168,800
    300,000 Procter & Gamble Co. ...........    15,983,165      19,281,000
     60,000 Reckitt Benckiser plc ..........     1,849,650       2,741,958
      7,500 Swatch Group AG ................     1,587,958       1,657,263
  1,000,000 Swedish Match AB ...............    11,131,012      18,697,186
                                            --------------  --------------
                                                74,103,667     100,995,138
                                            --------------  --------------
            PUBLISHING -- 4.5%
     70,000 Banta Corp. ....................     2,865,557       2,548,000
     55,000 Dow Jones & Co. Inc. ...........     2,230,693       2,090,000
      9,000 Idearc Inc.+ ...................       275,255         257,850
    348,266 Independent News &
               Media plc ...................       663,968       1,383,777
     14,212 McClatchy Co., Cl. A ...........       730,795         615,380
    320,000 Media General Inc., Cl. A ......    19,151,873      11,894,400
    122,000 Meredith Corp. .................     5,066,964       6,874,700
     50,000 New York Times Co., Cl. A ......     1,945,184       1,218,000
  1,660,000 News Corp., Cl. A ..............    21,945,920      35,656,800
     20,000 News Corp., Cl. B ..............       186,274         445,200
    200,000 Penton Media Inc.+ .............       439,128         154,000
    382,000 PRIMEDIA Inc.+ .................     1,665,474         645,580
    261,319 SCMP Group Ltd. ................       191,790          99,108
     66,585 Seat Pagine Gialle SpA .........       177,139          39,685
    150,000 The E.W. Scripps Co., Cl. A ....     5,032,324       7,491,000
    183,000 The McGraw-Hill
               Companies Inc. ..............     7,152,812      12,447,660
    470,000 The Reader's Digest
               Association Inc. ............     8,075,814       7,849,000
     45,000 Tribune Co. ....................     1,425,927       1,385,100
                                            --------------  --------------
                                                79,222,891      93,095,240
                                            --------------  --------------
            ENTERTAINMENT -- 4.1%
     13,000 Aruze Corp. ....................       378,492         373,598
     32,000 Canal+ Groupe ..................        34,011         315,121
      2,002 Chestnut Hill Ventures+ (a) ....        54,500          42,990
    220,000 Discovery Holding Co., Cl. A+ ..     3,185,692       3,539,800
      3,000 DreamWorks Animation
               SKG Inc., Cl. A+ ............        68,959          88,470
    110,000 EMI Group plc ..................       292,543         570,752
     79,500 EMI Group plc, ADR .............       941,481         824,638
    600,000 Gemstar-TV Guide
               International Inc.+ .........     2,825,471       2,406,000
    650,000 Grupo Televisa SA, ADR .........     6,226,362      17,556,500
        125 Live Nation Inc.+ ..............         1,296           2,800
    160,000 Publishing &
               Broadcasting Ltd. ...........     2,612,735       2,696,409
  1,629,500 Rank Group plc .................     7,987,535       7,457,868
     12,000 Regal Entertainment Group,
               Cl. A .......................       165,788         255,840
     75,000 Six Flags Inc.+ ................       360,725         393,000
     85,000 The Walt Disney Co. ............     1,792,093       2,912,950
    810,000 Time Warner Inc. ...............    17,932,501      17,641,800

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
     20,200 Triple Crown Media Inc.+ .......$      217,899  $      156,348
    375,000 Viacom Inc., Cl. A+ ............    18,170,566      15,378,750
    333,900 Vivendi ........................     9,061,536      13,050,992
                                            --------------  --------------
                                                72,310,185      85,664,626
                                            --------------  --------------
            CABLE AND SATELLITE -- 4.0%
  1,590,000 Cablevision Systems Corp.,
               Cl. A+ ......................    33,560,398      45,283,200
     55,000 Comcast Corp., Cl. A+ ..........     1,751,889       2,328,150
     85,000 Comcast Corp., Cl. A, Special+ .       756,584       3,559,800
     55,000 EchoStar Communications
               Corp., Cl. A+ ...............     1,722,522       2,091,650
    156,770 Liberty Global Inc., Cl. A+ ....     2,194,421       4,569,846
    139,001 Liberty Global Inc., Cl. C+ ....     2,941,276       3,892,028
    295,345 Rogers Communications Inc.,
               Cl. B, New York .............     4,345,478      17,602,562
     19,310 Rogers Communications Inc.,
               Cl. B, Toronto ..............       137,424         574,589
     80,000 Shaw Communications Inc.,
               Cl. B, New York .............       329,198       2,536,800
     20,000 Shaw Communications Inc.,
               Cl. B, Toronto ..............        52,983         633,023
     10,000 The DIRECTV Group Inc.+ ........       250,200         249,400
                                            --------------  --------------
                                                48,042,373      83,321,048
                                            --------------  --------------
            HOTELS AND GAMING -- 3.0%
    132,600 Aztar Corp.+ ...................     6,731,424       7,216,092
    190,000 Gaylord Entertainment Co.+ .....     5,061,983       9,676,700
     28,000 Greek Organization of
               Football Prognostics SA .....       370,769       1,082,226
     45,000 Harrah's Entertainment Inc. ....     3,378,976       3,722,400
    530,000 Hilton Hotels Corp. ............     8,778,237      18,497,000
     45,000 InterContinental Hotels
               Group plc ...................       912,562       1,111,938
  1,344,116 Ladbrokes plc ..................    14,291,853      11,007,315
      6,000 Las Vegas Sands Corp.+ .........       221,279         536,880
    600,000 Mandarin Oriental
               International Ltd. ..........     1,028,889       1,002,000
    110,000 MGM Mirage+ ....................     3,730,098       6,308,500
     12,000 Orient-Express Hotels Ltd.,
               Cl. A .......................       518,369         567,840
     34,000 Starwood Hotels & Resorts
               Worldwide Inc. ..............       520,597       2,125,000
                                            --------------  --------------
                                                45,545,036      62,853,891
                                            --------------  --------------
            EQUIPMENT AND SUPPLIES -- 2.7%
    265,000 AMETEK Inc. ....................     4,455,847       8,437,600
      2,000 Amphenol Corp., Cl. A ..........        14,775         124,160
     50,000 Assa Abloy AB, Cl. B ...........       948,665       1,088,235
     94,000 CIRCOR International Inc. ......       974,241       3,458,260
    200,000 Donaldson Co. Inc. .............     2,943,696       6,942,000
     65,000 Fedders Corp.+ .................       285,346          65,000
    110,000 Flowserve Corp.+ ...............     2,075,580       5,551,700
     23,000 Franklin Electric Co. Inc. .....       250,434       1,181,970
     90,000 Gerber Scientific Inc.+ ........       988,544       1,130,400
     75,000 GrafTech International Ltd.+ ...       785,966         519,000
    210,000 IDEX Corp. .....................     7,537,793       9,956,100
     40,000 Ingersoll-Rand Co. Ltd.,
               Cl. A .......................       855,378       1,565,200
    103,000 Lufkin Industries Inc. .........     1,000,348       5,982,240
     11,000 Mueller Industries Inc. ........       485,034         348,700
      1,000 Sealed Air Corp. ...............        17,404          64,920
      2,000 The Manitowoc Co. Inc. .........        25,450         118,860
    100,000 The Weir Group plc .............       420,789       1,045,562
    195,000 Watts Water Technologies Inc.,
               Cl. A .......................     3,012,603       8,016,450
                                            --------------  --------------
                                                27,077,893      55,596,357
                                            --------------  --------------

                See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2006

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
            COMMON STOCKS (CONTINUED)
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.3%
     43,000 BorgWarner Inc. ................$    1,126,424  $    2,537,860
    185,000 CLARCOR Inc. ...................     1,506,877       6,254,850
    380,000 Dana Corp.+ ....................     3,511,898         528,200
     82,500 Earl Scheib Inc.+ ..............       644,854         292,050
    350,000 Genuine Parts Co. ..............    12,868,192      16,600,500
     76,000 Johnson Controls Inc. ..........     4,515,029       6,529,920
    130,000 Midas Inc.+ ....................     1,805,604       2,990,000
    317,500 Modine Manufacturing Co. .......     8,027,340       7,947,025
    180,000 Proliance International Inc.+ ..     1,288,913         828,000
    160,000 Standard Motor Products Inc. ...     1,743,588       2,396,800
     35,000 Superior Industries
               International Inc. ..........       822,800         674,450
     27,000 TI Automotive Ltd.,
               Cl. A+ (a) ..................             0               0
                                            --------------  --------------
                                                37,861,519      47,579,655
                                            --------------  --------------
            AVIATION: PARTS AND SERVICES -- 2.1%
    374,000 Curtiss-Wright Corp. ...........     5,410,846      13,867,920
    200,000 GenCorp Inc.+ ..................     2,572,011       2,804,000
    115,000 Precision Castparts Corp. ......     5,913,307       9,002,200
     73,000 Sequa Corp., Cl. A+ ............     2,963,867       8,399,380
     74,600 Sequa Corp., Cl. B+ ............     3,852,672       8,573,032
    205,000 The Fairchild Corp., Cl. A+ ....     1,196,473         448,950
                                            --------------  --------------
                                                21,909,176      43,095,482
                                            --------------  --------------
            CONSUMER SERVICES -- 1.6%
    200,000 IAC/InterActiveCorp+ ...........     5,436,750       7,432,000
    430,000 Liberty Media Corp. -
               Interactive, Cl. A+ .........     9,042,363       9,275,100
    795,000 Rollins Inc. ...................    12,221,245      17,577,450
                                            --------------  --------------
                                                26,700,358      34,284,550
                                            --------------  --------------
            ELECTRONICS -- 1.6%
      5,000 Advanced Micro
               Devices Inc.+ ...............        52,100         101,750
      5,000 Hitachi Ltd., ADR ..............       347,376         311,800
     80,000 Intel Corp. ....................     1,488,952       1,620,000
      4,920 Keyence Corp. ..................       941,170       1,219,199
     20,000 Molex Inc., Cl. A ..............       519,697         554,000
      7,500 NEC Corp., ADR .................        43,625          36,000
     38,000 Royal Philips Electronics
               NV, ADR .....................        52,354       1,428,040
  1,401,900 Symbol Technologies Inc. .......    20,788,893      20,944,386
    265,000 Texas Instruments Inc. .........     6,407,535       7,632,000
                                            --------------  --------------
                                                30,641,702      33,847,175
                                            --------------  --------------
            BROADCASTING -- 1.6%
    415,000 CBS Corp., Cl. A ...............    13,320,613      12,956,300
    100,000 Clear Channel
               Communications Inc. .........     3,546,281       3,554,000
      2,000 Cogeco Inc. ....................        39,014          50,182
     13,333 Corus Entertainment Inc.,
               Cl. B, New York .............        49,629         479,455
      3,333 Corus Entertainment Inc.,
               Cl. B, Toronto ..............        12,406         118,612
    120,000 Gray Television Inc. ...........     1,060,168         879,600
     27,000 Gray Television Inc., Cl. A ....       317,211         221,940
    200,000 ION Media Networks Inc.+ .......       333,063         100,000
     77,000 Liberty Media Corp. - Capital,
               Cl. A+ ......................     6,188,638       7,544,460
     80,000 Lin TV Corp., Cl. A+ ...........     1,131,059         796,000
    120,000 Mediaset SpA ...................     1,288,354       1,424,065

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
     30,000 Modern Times Group AB,
               Cl. B+ ......................$    1,832,335  $    1,971,969
    100,000 Television Broadcasts Ltd. .....       396,239         610,673
     50,000 Univision Communications
               Inc., Cl. A+ ................     1,758,776       1,771,000
    115,000 Young Broadcasting Inc.,
               Cl. A+ ......................     1,045,804         324,300
                                            --------------  --------------
                                                32,319,590      32,802,556
                                            --------------  --------------
            COMMUNICATIONS EQUIPMENT -- 1.5%
     45,000 Agere Systems Inc.+ ............       664,168         862,650
     10,000 Andrew Corp.+ ..................       109,277         102,300
    480,000 Corning Inc.+ ..................     4,124,295       8,980,800
     90,000 Motorola Inc. ..................     1,024,871       1,850,400
    200,000 Nortel Networks Corp.+ .........     5,602,878       5,346,000
    305,000 Thomas & Betts Corp.+ ..........     9,229,463      14,420,400
                                            --------------  --------------
                                                20,754,952      31,562,550
                                            --------------  --------------
            SPECIALTY CHEMICALS -- 1.4%
     60,000 Ashland Inc. ...................     3,784,810       4,150,800
      5,400 Ciba Specialty Chemicals
               AG, ADR .....................         4,285         179,874
     20,000 E.I. du Pont de
               Nemours and Co. .............       802,600         974,200
    325,000 Ferro Corp. ....................     6,822,762       6,724,250
      2,000 FMC Corp. ......................       136,430         153,100
     50,000 H.B. Fuller Co. ................       668,859       1,291,000
    170,000 Hercules Inc.+ .................     1,979,821       3,282,700
     50,000 International Flavors &
               Fragrances Inc. .............     2,289,946       2,458,000
    230,000 Omnova Solutions Inc.+ .........     1,861,571       1,053,400
    280,000 Sensient Technologies Corp. ....     5,133,933       6,888,000
     15,000 Syngenta AG, ADR ...............       189,981         557,100
    165,000 Tokai Carbon Co. Ltd. ..........       677,815       1,172,976
      4,032 Tronox Inc., Cl. B .............        44,467          63,665
                                            --------------  --------------
                                                24,397,280      28,949,065
                                            --------------  --------------
            AEROSPACE -- 1.3%
    105,000 Boeing Co. .....................     6,475,976       9,328,200
     10,000 Lockheed Martin Corp. ..........       585,900         920,700
     80,000 Northrop Grumman Corp. .........     4,444,416       5,416,000
  1,200,000 Rolls-Royce Group plc+ .........     9,166,092      10,520,237
 36,700,000 Rolls-Royce Group plc,
               Cl. B .......................        37,618          72,936
                                            --------------  --------------
                                                20,710,002      26,258,073
                                            --------------  --------------
            BUSINESS SERVICES -- 1.2%
      7,050 ACCO Brands Corp.+ .............       126,069         186,614
     30,000 Avis Budget Group Inc. .........       568,356         650,700
     22,500 Canon Inc. .....................       865,859       1,266,753
      1,000 CheckFree Corp.+ ...............         9,040          40,160
    100,000 Clear Channel Outdoor .
               Holdings Inc., Cl. A+ .......     2,029,434       2,791,000
    186,554 Contax Participacoes SA, ADR ...        76,632         171,257
    200,000 Group 4 Securicor plc ..........             0         736,201
     94,000 Landauer Inc. ..................     2,511,653       4,932,180
    119,000 MasterCard Inc., Cl. A .........     4,776,000      11,720,310
     72,500 Nashua Corp.+ ..................       656,627         606,825
     25,000 Secom Co. Ltd. .................     1,095,891       1,296,164
                                            --------------  --------------
                                                12,715,561      24,398,164
                                            --------------  --------------
            MACHINERY -- 1.1%
     20,000 Caterpillar Inc. ...............       136,559       1,226,600
    220,000 Deere & Co. ....................    12,905,974      20,915,400
                                            --------------  --------------
                                                13,042,533      22,142,000
                                            --------------  --------------

                See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2006

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
            COMMON STOCKS (CONTINUED)
            AGRICULTURE -- 1.0%
    490,000 Archer-Daniels-Midland Co. .....$   10,962,208  $   15,660,400
     70,000 Delta & Pine Land Co. ..........     2,712,884       2,831,500
     30,000 Monsanto Co. ...................     1,342,682       1,575,900
     30,000 The Mosaic Co.+ ................       491,686         640,800
                                            --------------  --------------
                                                15,509,460      20,708,600
                                            --------------  --------------
            METALS AND MINING -- 0.9%
     20,000 Alcoa Inc. .....................       602,426         600,200
     33,000 Anglo American plc .............     1,250,229       1,609,520
     89,148 Barrick Gold Corp. .............     2,610,253       2,736,844
     72,500 Harmony Gold Mining
               Co. Ltd.+ ...................       347,738       1,149,538
     35,000 Harmony Gold Mining
               Co. Ltd., ADR+ ..............       460,007         551,250
     75,000 Ivanhoe Mines Ltd.+ ............       560,208         737,250
    105,000 Newmont Mining Corp. ...........     2,525,310       4,740,750
    110,000 Novelis Inc. ...................     2,381,034       3,063,500
     18,000 Rio Tinto plc ..................       937,265         957,923
     66,666 Xstrata plc ....................     1,347,948       3,328,536
                                            --------------  --------------
                                                13,022,418      19,475,311
                                            --------------  --------------
            ENVIRONMENTAL SERVICES -- 0.9%
     65,000 Republic Services Inc. .........       875,761       2,643,550
    450,000 Waste Management Inc. ..........    11,177,729      16,546,500
                                            --------------  --------------
                                                12,053,490      19,190,050
                                            --------------  --------------
            WIRELESS COMMUNICATIONS -- 0.9%
    110,000 America Movil SAB de CV,
               Cl. L, ADR ..................     1,466,186       4,974,200
      1,500 NTT DoCoMo Inc. ................     3,553,937       2,369,648
      3,340 Tele Norte Celular
               Participacoes SA, ADR .......        51,601          30,060
      8,350 Telemig Celular
               Participacoes SA, ADR .......       241,320         319,388
     32,165 Tim Participacoes SA, ADR ......       390,212       1,113,552
    100,000 United States Cellular Corp.+ ..     4,333,517       6,959,000
        270 Vivo Participacoes SA+ .........           941           1,858
    174,122 Vivo Participacoes SA, ADR .....     2,370,462         713,900
      5,845 Vivo Participacoes SA, Pfd.+ ...        89,788          23,911
     70,000 Vodafone Group plc, ADR ........     1,902,872       1,944,600
                                            --------------  --------------
                                                14,400,836      18,450,117
                                            --------------  --------------
            REAL ESTATE -- 0.8%
     70,000 Cheung Kong (Holdings) Ltd. ....       815,521         861,692
     98,000 Florida East Coast
               Industries Inc. .............     2,113,491       5,840,800
     55,500 Griffin Land & Nurseries Inc.+ .       529,369       1,800,975
    150,000 The St. Joe Co. ................     8,609,636       8,035,500
                                            --------------  --------------
                                                12,068,017      16,538,967
                                            --------------  --------------
            AUTOMOTIVE -- 0.8%
     35,000 General Motors Corp. ...........       958,291       1,075,200
    325,000 Navistar International Corp.+ ..    11,502,531      10,864,750
     64,500 PACCAR Inc. ....................       431,444       4,186,050
                                            --------------  --------------
                                                12,892,266      16,126,000
                                            --------------  --------------
            RETAIL -- 0.7%
    168,000 AutoNation Inc.+ ...............     2,264,270       3,581,760
      4,000 AutoZone Inc.+ .................       351,780         462,240
     27,000 Coldwater Creek Inc.+ ..........        54,462         662,040
     40,000 Costco Wholesale Corp. .........     1,868,913       2,114,800
     21,500 Hennes & Mauritz AB, Cl. B .....       919,237       1,086,628
     50,000 Matsumotokiyoshi Co. Ltd. ......     1,372,603       1,111,298

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
     30,000 Next plc .......................$      811,183  $    1,057,310
     50,000 Sally Beauty Holdings Inc.+ ....       416,928         390,000
     39,800 Seven & I Holdings Co. Ltd. ....     1,114,381       1,237,427
     20,000 SUPERVALU Inc. .................       595,000         715,000
     10,000 The Home Depot Inc. ............       342,745         401,600
     73,000 Woolworths Ltd. ................     1,058,044       1,377,174
                                            --------------  --------------
                                                11,169,546      14,197,277
                                            --------------  --------------
            COMPUTER SOFTWARE AND SERVICES -- 0.5%
     10,000 Check Point Software
               Technologies Ltd.+ ..........       169,874         219,200
     12,000 John H. Harland Co. ............       604,895         602,400
        830 NIWS Co. HQ Ltd. ...............     1,012,369         498,676
    200,000 Redback Networks Inc.+ .........     5,002,545       4,988,000
     24,100 Square Enix Co. Ltd. ...........       648,849         631,839
     25,256 Telecom Italia Media SpA .......        26,868          12,019
    150,000 Yahoo! Inc.+ ...................     4,869,908       3,831,000
                                            --------------  --------------
                                                12,335,308      10,783,134
                                            --------------  --------------
            TRANSPORTATION -- 0.4%
    100,000 AMR Corp.+ .....................     1,924,248       3,023,000
    120,000 GATX Corp. .....................     2,497,512       5,199,600
     15,000 Grupo TMM SA, Cl. A, ADR+ ......        80,459          37,800
                                            --------------  --------------
                                                 4,502,219       8,260,400
                                            --------------  --------------
   SHARES/
    UNITS
   ------
            CLOSED-END FUNDS -- 0.4%
     16,000 Bell Aliant Regional
               Communications
               Income Fund+ (b) ............       510,684         369,920
     31,500 Royce Value Trust Inc. .........       388,297         699,300
    105,000 The Central Europe and
               Russia Fund Inc. ............     2,403,781       5,650,050
     70,000 The New Germany Fund Inc. ......       754,518       1,012,900
                                            --------------  --------------
                                                 4,057,280       7,732,170
                                            --------------  --------------
            PAPER AND FOREST PRODUCTS -- 0.2%
    114,000 Pactiv Corp.+ ..................     1,196,847       4,068,660
     10,000 Svenska Cellulosa AB, Cl. B ....       423,932         522,207
                                            --------------  --------------
                                                 1,620,779       4,590,867
                                            --------------  --------------
            REAL ESTATE INVESTMENT TRUSTS -- 0.2%
      2,500 Camden Property Trust ..........        46,862         184,625
    100,100 Columbia Equity Trust Inc. .....     1,885,912       1,912,911
      2,187 Prosperity REIT ................           616             475
     24,984 Rayonier Inc. ..................       798,811       1,025,593
                                            --------------  --------------
                                                 2,732,201       3,123,604
                                            --------------  --------------
            MANUFACTURED HOUSING AND RECREATIONAL VEHICLES -- 0.1%
     70,000 Champion Enterprises Inc.+ .....       659,503         655,200
     50,000 Fleetwood Enterprises Inc.+ ....       535,046         395,500
     31,000 Huttig Building Products Inc.+ .        78,168         163,990
      7,000 Martin Marietta Materials Inc. .       144,225         727,370
     10,000 Nobility Homes Inc. ............       195,123         265,900
     22,000 Skyline Corp. ..................       883,239         884,840
                                            --------------  --------------
                                                 2,495,304       3,092,800
                                            --------------  --------------
            TOTAL
              COMMON STOCKS ................ 1,349,380,540   1,829,365,500
                                            --------------  --------------

                See accompanying notes to financial statements.

                         THE GABELLI EQUITY TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2006

                                                                MARKET
    SHARES                                       COST            VALUE
    ------                                       ----           -------
            CONVERTIBLE PREFERRED STOCKS -- 0.2%
            AEROSPACE -- 0.1%
     13,500 Northrop Grumman Corp.,
               7.000% Cv. Pfd., Ser. B .....$    1,573,020  $    1,795,500
                                            --------------  --------------
            TELECOMMUNICATIONS -- 0.1%
     25,000 Cincinnati Bell Inc.,
               6.750% Cv. Pfd., Ser. B .....       787,113       1,150,000
                                            --------------  --------------
            BROADCASTING -- 0.0%
         90 Gray Television Inc.,
               8.000% Cv. Pfd.,
               Ser. C (a)(b)(c) ............       900,000         900,000
                                            --------------  --------------
            TOTAL CONVERTIBLE
              PREFERRED STOCKS .............     3,260,133       3,845,500
                                            --------------  --------------
  PRINCIPAL
   AMOUNT
   ------

            CONVERTIBLE CORPORATE BONDS -- 0.1%
            AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.1%
$ 1,000,000 Standard Motor Products Inc.,
               Sub. Deb. Cv.,
               6.750%, 07/15/09 ............       968,763         950,000
    500,000 The Pep Boys -
               Manny, Moe & Jack, Cv.,
               4.250%, 06/01/07 ............       496,690         497,500
                                            --------------  --------------
                                                 1,465,453       1,447,500
                                            --------------  --------------
            AEROSPACE -- 0.0%
    669,000 Kaman Corp., Sub. Deb. Cv.,
               6.000%, 03/15/12 ............       645,242         687,398
                                            --------------  --------------
            CONSUMER PRODUCTS -- 0.0%
  1,000,100 Pillowtex Corp., Sub. Deb. Cv.,
               9.000%, 12/15/07 (a)(d) .....             0               0
                                            --------------  --------------
            TOTAL CONVERTIBLE
              CORPORATE BONDS ..............     2,110,695       2,134,898
                                            --------------  --------------

   SHARES
   ------

            WARRANTS -- 0.0%
            ENERGY AND UTILITIES -- 0.0%
     12,183 Mirant Corp., Ser. A,
               expire 01/03/11+ ............        36,353         159,597
                                            --------------  --------------
  PRINCIPAL
   AMOUNT
   ------

            SHORT-TERM OBLIGATIONS -- 11.8%
            REPURCHASE AGREEMENTS -- 10.5%
$94,449,000 Barclays Capital Inc., 4.800%,
               dated 12/29/06, due 01/03/07,
               proceeds at maturity,
               $94,511,966 (e) .............    94,449,000      94,449,000
125,000,000 Daiwa Securities America Inc.,
               4.820%, dated 12/29/06,
               due 01/03/07, proceeds at
               maturity, $125,083,681 (f) ..   125,000,000     125,000,000
                                            --------------  --------------
                                               219,449,000     219,449,000
                                            --------------  --------------
            U.S. TREASURY BILLS -- 1.3%
 27,645,000 U.S. Treasury Bills,
               5.006% to 5.100%++,
               03/08/07 to 05/03/07 (g) ....    27,188,439      27,200,512
                                            --------------  --------------
            TOTAL SHORT-TERM
              OBLIGATIONS ..................   246,637,439     246,649,512
                                            --------------  --------------

                                                                MARKET
                                                 COST            VALUE
                                                 ----           -------

TOTAL INVESTMENTS -- 100.0% ................$1,601,425,160  $2,082,155,007
                                            ==============
FUTURES CONTRACTS
  (Unrealized depreciation) ................................       (87,420)

OTHER ASSETS AND LIABILITIES (NET) .........................    32,331,192
PREFERRED STOCK
  (13,906,900 preferred shares outstanding) ................  (527,492,500)
                                                            --------------

NET ASSETS -- COMMON STOCK
   (168,756,272 common shares outstanding) .................$1,586,906,279
                                                            ==============

NET ASSET VALUE PER COMMON SHARE
  ($1,586,906,279 / 168,756,272 shares outstanding) ........         $9.40
                                                                     =====
 NUMBER OF                                                    UNREALIZED
 CONTRACTS                                 EXPIRATION DATE   DEPRECIATION
 ---------                                 ---------------  --------------

            FUTURES CONTRACTS -- SHORT POSITION
         31 S & P 500 Index Futures .........  03/15/07     $      (87,420)
                                                            ==============

  -------------
 (a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2006, the market value of fair valued securities amounted to $942,990 or 0.05% of total investments.
 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the market value of the Rule 144A securities amounted to $1,269,920 or 0.06% of total investments.
 (c) At December 31, 2006, the Fund held an investment in a restricted and illiquid security amounting to $900,000 or 0.04% of total investments, which was valued under methods approved by the Board as follows:

                                                                     12/31/2006
ACQUISITION                              ACQUISITION ACQUISITION  CARRYING VALUE
 SHARES     ISSUER                          DATE        COST         PER UNIT
 ------     ------                       ----------- -----------  --------------
   90       Gray Television Inc.,
              8.000% Cv. Pfd., Ser. C ..  04/23/02    $900,000       $10,000

 (d)  Bond in default.
 (e) Collateralized by $67,430,000 and $1,465,000 U.S. Treasury Bonds, 8.875% and 6.375%, due 02/15/19 and 08/15/27, market value $94,556,040 and
      $1,781,940, respectively.
 (f) Collateralized by $127,091,000 U.S. Treasury Bill and $2,193,000 U.S. Treasury Note, 5.987% and 4.000%, due 03/29/07 and 06/15/09, market value $125,343,499 and $2,157,364, respectively.
 (g) At December 31, 2006, $600,000 of the principal amount was pledged as collateral for futures contracts.
 +    Non-income producing security.
 ++   Represents annualized yield at date of purchase.
 ADR  American Depository Receipt
 CVO  Contingent Value Obligation

                                          % OF
                                         MARKET         MARKET
                                          VALUE          VALUE
                                         -------      ------------
GEOGRAPHIC DIVERSIFICATION
North America.........................     79.4%     $1,652,579,749
Europe................................     15.5         323,393,342
Latin America.........................      2.8          58,100,649
Japan.................................      1.8          38,476,335
Asia/Pacific..........................      0.4           7,424,442
South Africa..........................      0.1           2,180,490
                                          -----      --------------
Total Investments.....................    100.0%     $2,082,155,007
                                          =====      ==============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.




                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS:
  Investments, at value (cost $1,381,976,160) ...............   $ 1,862,706,007
  Repurchase agreements, at value
    (cost $219,449,000) .....................................       219,449,000
  Foreign currency, at value (cost $18,383)  ................            18,334
  Deposit at broker .........................................            47,243
  Cash ......................................................            17,583
  Receivable for investments sold ...........................        53,414,291
  Dividends and interest receivable .........................         2,070,035
  Unrealized appreciation on swap contracts .................           625,830
  Variation margin ..........................................            42,160
  Prepaid expense ...........................................            69,720
                                                                ---------------
  TOTAL ASSETS ..............................................     2,138,460,203
                                                                ---------------
LIABILITIES:
  Payable for investments purchased .........................        17,151,507
  Payable for investment advisory fees ......................         5,332,140
  Distributions payable .....................................           493,030
  Payable for offering expenses .............................           307,531
  Payable for payroll expenses ..............................            33,115
  Payable for accounting fees ...............................             7,481
  Payable for Directors' fees ...............................             1,500
  Other accrued expenses ....................................           735,120
                                                                ---------------
  TOTAL LIABILITIES .........................................        24,061,424
                                                                ---------------
PREFERRED STOCK:
  Series B Cumulative Preferred Stock (7.20%, $25
    liquidation value, $0.001 par value, 6,600,000
    shares authorized with 4,950,000 shares issued
    and outstanding) ........................................       123,750,000
  Series C Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value, 5,200
    shares authorized with 5,200 shares issued and
    outstanding) ............................................       130,000,000
  Series D Cumulative Preferred Stock (5.875%, $25
    liquidation value, $0.001 par value, 3,000,000
    shares authorized with 2,949,700 shares issued
    and outstanding) ........................................        73,742,500
  Series E Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value, 2,000
    shares authorized with 2,000 shares issued and
    outstanding) ............................................        50,000,000
  Series F Cumulative Preferred Stock (6.20%, $25
    liquidation value, $0.001 par value, 6,000,000
    shares authorized with 6,000,000 shares issued
    and outstanding) ........................................       150,000,000
                                                                ---------------
  TOTAL PREFERRED STOCK .....................................       527,492,500
                                                                ---------------
  NET ASSETS ATTRIBUTABLE TO COMMON SHARES...................   $ 1,586,906,279
                                                                ===============
NET ASSETS ATTRIBUTABLE TO COMMON SHARES
  CONSIST OF:
  Paid-in capital, at $0.001 par value ......................   $ 1,110,082,186
  Accumulated net investment income .........................           693,273
  Accumulated distributions in excess of net realized
    gain on investments, options, futures contracts,
    swap contracts, and foreign currency transactions .......        (5,141,866)
  Net unrealized appreciation on investments ................       480,729,847
  Net unrealized appreciation on swap contracts .............           625,830
  Net unrealized depreciation on futures ....................           (87,420)
  Net unrealized appreciation on foreign
    currency translations ...................................             4,429
                                                                ---------------
  NET ASSETS ................................................   $ 1,586,906,279
                                                                ===============
NET ASSET VALUE PER COMMON SHARE
  ($1,586,906,279 / 168,756,272 shares outstanding;
  246,000,000 shares authorized).............................             $9.40
                                                                          =====



                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $646,110) ..............     $  41,180,391
  Interest ..................................................        10,581,496
                                                                  -------------
  TOTAL INVESTMENT INCOME ...................................        51,761,887
                                                                  -------------
EXPENSES:
  Investment advisory fees ..................................        18,761,514
  Auction agent fees ........................................           449,260
  Shareholder communications expenses .......................           395,336
  Custodian fees ............................................           255,855
  Payroll expenses ..........................................           188,995
  Shareholder services fees .................................           171,830
  Directors' fees ...........................................           139,938
  Legal and audit fees ......................................           118,004
  Accounting fees ...........................................            45,000
  Interest expense ..........................................                75
  Miscellaneous expenses ....................................           352,303
                                                                  -------------
  TOTAL EXPENSES ............................................        20,878,110
  Less: Custodian fee credits ...............................           (52,316)
                                                                  -------------
  NET EXPENSES ..............................................        20,825,794
                                                                  -------------
  NET INVESTMENT INCOME .....................................        30,936,093
                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, OPTIONS WRITTEN, FUTURES CONTRACTS,
  SWAP CONTRACTS, AND FOREIGN CURRENCY:
  Net realized gain on investments ..........................       141,539,769
  Net realized gain on options written ......................            21,999
  Net realized gain on futures contracts ....................         1,626,836
  Net realized gain on swap contracts .......................           615,003
  Net realized loss on foreign currency transactions ........          (182,582)
                                                                  -------------
  Net realized gain on investments, options written,
    futures contracts, swap contracts,
    and foreign currency transactions .......................       143,621,025
                                                                  -------------
  Net change in unrealized appreciation/(depreciation):
    on investments ..........................................       219,834,170
    on future contracts .....................................           (87,420)
    on swap contracts .......................................           210,805
    on foreign currency translations ........................            12,066
                                                                  -------------
  Net change in unrealized appreciation/(depreciation)
    on investments, future contracts, swap contracts,
    and foreign currency translations .......................       219,969,621
                                                                  -------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, OPTIONS WRITTEN, FUTURES
    CONTRACTS, SWAP CONTRACTS, AND
    FOREIGN CURRENCY ........................................       363,590,646
                                                                  -------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .........................................       394,526,739
                                                                  -------------
  Total Distributions to Preferred Stock Shareholders .......       (24,947,491)
                                                                  -------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO
    COMMON SHARES RESULTING FROM OPERATIONS .................     $ 369,579,248
                                                                  =============


                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
        STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHARES

                                                                                       YEAR ENDED          YEAR ENDED
                                                                                    DECEMBER 31, 2006   DECEMBER 31, 2005
                                                                                    -----------------   -----------------
OPERATIONS:
  Net investment income ...........................................................   $    30,936,093    $    15,621,752
  Net realized gain on investments, written options,
    futures contracts, swap contracts,
    and foreign currency transactions .............................................       143,621,025        132,556,780
  Net change in unrealized appreciation/(depreciation) on investments, futures
    contracts, swap contracts, and foreign currency translations ..................       219,969,621        (60,827,456)
                                                                                      ---------------    ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................       394,526,739         87,351,076
                                                                                      ---------------    ---------------
DISTRIBUTIONS TO PREFERRED SHARES:
  Net investment income ...........................................................        (4,468,454)        (2,181,294)
  Net realized short-term gains on investments, written options, futures contracts, swap contracts,
    and foreign currency transactions .............................................        (1,813,678)          (182,478)
  Net realized long-term gains on investments, written options, futures contracts, swap contracts,
    and foreign currency transactions .............................................       (18,665,359)       (19,817,252)
                                                                                      ---------------    ---------------
  TOTAL DISTRIBUTIONS TO PREFERRED SHARES .........................................       (24,947,491)       (22,181,024)
                                                                                      ---------------    ---------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
    SHARES RESULTING FROM OPERATIONS ..............................................       369,579,248         65,170,052
                                                                                      ---------------    ---------------
DISTRIBUTIONS TO COMMON SHARES:
  Net investment income ...........................................................       (26,337,625)       (12,530,700)
  Net realized short-term gains on investments, written options, futures contracts, swap contracts,
    and foreign currency transactions .............................................       (10,620,934)        (1,048,266)
  Net realized long-term gains on investments, written options, futures contracts, swap contracts,
    and foreign currency transactions .............................................      (109,810,607)      (113,842,518)
                                                                                      ---------------    ---------------
  TOTAL DISTRIBUTIONS TO COMMON SHARES ............................................      (146,769,166)      (127,421,484)
                                                                                      ---------------    ---------------
FUND SHARE TRANSACTIONS:
  Net increase in net assets from common shares issued upon reorganization and
    reinvestment of dividends and distributions ...................................        23,591,621         45,583,893
  Net increase in net assets from common shares issued upon rights offering .......                --        143,681,307
  Offering costs for preferred shares charged to paid-in capital ..................        (5,235,000)            (5,050)
  Offering costs for issuance of common shares in rights charged to paid-in capital          (151,821)          (600,000)
                                                                                      ---------------    ---------------
  NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS .........................        18,204,800        188,660,150
                                                                                      ---------------    ---------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHARES ........................       241,014,882        126,408,718

NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
  Beginning of period .............................................................     1,345,891,397      1,219,482,679
                                                                                      ---------------    ---------------
  End of period (including undistributed net investment income
     of $693,273 and $561,527, respectively) ......................................   $ 1,586,906,279    $ 1,345,891,397
                                                                                      ===============    ===============

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION. The Gabelli Equity Trust Inc. (the "Fund") is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term growth of capital. Investment operations commenced on August 21, 1986.

     The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2006, the Fund had investments of $219,449,000 in repurchase agreements.

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the "Acquired Funds") in accordance with the 1940 Act and related rules.

     As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund's expenses.

     For the fiscal year ended December 31, 2006, the Fund's pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

     OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

     In the case of call options, these exercise prices are referred to as "in-the-money", "at-the-money", and "out-of-the-money", respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) covered at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Series C Preferred Stock.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at December 31, 2006 are as follows:

   NOTIONAL                      FLOATING RATE*      TERMINATION     UNREALIZED
    AMOUNT       FIXED RATE   (RATE RESET MONTHLY)      DATE        APPRECIATION
 ------------    ----------    ------------------    -----------    ------------
 $130,000,000      4.494%           5.34938%        July 2, 2007      $625,830

--------------
* Based on Libor (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/(depreciation) on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open futures contracts at December 31, 2006 are reflected within the Schedule of Investments.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2006, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/(depreciation) on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits". When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on NAV of the Fund. For the fiscal year ended December 31, 2006, reclassifications were made to increase accumulated net investment income by $1,732 and increase accumulated distributions in excess of net realized gain on investments, options, futures contracts, swap contracts, and foreign currency transactions by $51,952, with an offsetting adjustment to paid-in capital.

     Distributions to shareholders of the Fund's 7.20% Series B Cumulative Preferred Stock, Series C Auction Rate Cumulative Preferred Stock, 5.875% Series D Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, and 6.20% Series F Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                                     YEAR ENDED                             YEAR ENDED
                                                                  DECEMBER 31, 2006                      DECEMBER 31, 2005
                                                           -----------------------------          -----------------------------
                                                              COMMON           PREFERRED            COMMON            PREFERRED
                                                           -----------       -----------          -----------       -----------
                  DISTRIBUTIONS PAID FROM:
                  Ordinary income
                    (Inclusive of short-term
                    capital gains) .....................   $ 36,958,559      $ 6,282,132         $ 13,578,966       $ 2,363,772
                  Net long-term capital gains ..........    109,810,607       18,665,359          113,842,518        19,817,252
                                                           ------------      -----------         ------------       -----------
                  Total distributions paid .............   $146,769,166      $24,947,491         $127,421,484       $22,181,024
                                                           ============      ===========         ============       ===========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     As of December 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Net unrealized appreciation on investments       $475,036,839
                  Net unrealized appreciation on foreign currency
                    and swap contracts......................            537,593
                  Undistributed ordinary income (inclusive of
                    short-term capital gains)...............            777,037
                  Undistributed long-term capital gains.....            472,624
                                                                   ------------
                  Total.....................................       $476,824,093
                                                                   ============

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/(depreciation) at December 31, 2006:

                                                                  GROSS             GROSS         NET UNREALIZED
                                                               UNREALIZED        UNREALIZED        APPRECIATION/
                                                   COST       APPRECIATION      DEPRECIATION      (DEPRECIATION)
                                                   ----       ------------      ------------       ------------
                  Investments ..............$1,607,118,168    $528,271,411      $(53,234,572)      $475,036,839
                  Swap contracts............                       533,164                --            533,164
                                                              ------------      ------------       ------------
                                                              $528,804,575      $(53,234,572)      $475,570,003
                                                              ============      ============       ============

     In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" ("the Interpretation"). The Interpretation establishes for all entities, including pass through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is required to be implemented for the Fund no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the fiscal year ended December 31, 2006, the Fund's total return on the NAV of the common shares exceeded the stated dividend rate or corresponding swap rate of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

     During the fiscal year ended December 31, 2006, the Fund paid brokerage commissions of $483,095 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2006, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $30,061 for the fiscal year ended December 31, 2006, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Director that is not considered to be an affiliated person an annual retainer of $12,000 plus $1,500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2006, other than short-term securities, aggregated $555,514,591 and $495,441,658, respectively.

     Options activity for the Fund for the period ended December 31, 2006 was as follows:

                                                                      NUMBER OF
                                                                      CONTRACTS        PREMIUMS
                                                                     -----------      -----------
                  Options outstanding at December 31, 2005...            --                  --
                  Options written............................           500            $ 21,999
                  Options expired............................          (500)            (21,999)
                                                                       ----            --------
                  Options outstanding at December 31, 2006...            --            $     --
                                                                       ====            ========

5. CAPITAL. The charter permits the Fund to issue 246,000,000 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the New York Stock Exchange ("NYSE") at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the fiscal year ended December 31, 2006, the Fund did not repurchase any shares of its common stock in the open market.

     Transactions in common stock were as follows:

                                                                  YEAR ENDED                         YEAR ENDED
                                                               DECEMBER 31, 2006                  DECEMBER 31, 2005
                                                            ------------------------          ------------------------
                                                             Shares        Amount               Shares       Amount
                                                            ---------    -----------          ----------  ------------
                  Shares issued upon reinvestment of
                    dividends and distributions...........  2,677,002    $23,591,621           3,242,215  $ 27,277,033
                  Shares issued in rights offering........         --             --          20,525,901   143,081,307
                  Shares issued in connection
                    with reorganization of
                    Sterling Capital Corporation..........         --             --           1,978,190    18,306,860
                                                            ---------    -----------          ----------  ------------
                  Net increase............................  2,677,002    $23,591,621          25,746,306  $188,665,200
                                                            =========    ===========          ==========  ============

     The Fund's Articles of Incorporation, as amended, authorizes the issuance of up to 18,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 7.20% Series B, Series C Auction Rate, 5.875% Series D, Series E Auction Rate, and 6.20% Series F Cumulative Preferred Stock at redemption prices of $25, $25,000, $25, $25,000, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On September 21, 2005, the Fund distributed one transferable right for each of the 143,681,301 shares of common stock outstanding to shareholders of record on that date. Seven rights were required to purchase one additional common share at the subscription price of $7.00 per share. Shareholders who exercised their full primary subscription rights were eligible for an over-subscription privilege entitling them to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares not purchased pursuant to the primary subscription plus such additional amounts as authorized by the Board in accordance with the registration statement. The subscription period expired on October 26, 2005. The rights offering was fully subscribed, having received over-subscription requests in excess of the shares available for primary subscription resulting in the issuance of 20,525,901 shares of common stock and proceeds of $143,681,307 to the Fund, prior to the deduction of estimated expenses of $600,000. Additional expenses of $151,821 were recorded in the year ended December 31, 2006. The NAV of the Fund's common shares was reduced by approximately $0.15 per share as a result of the issuance of shares below NAV.

     On June 20, 2001, the Fund received net proceeds of $159,329,175 (after underwriting discounts of $5,197,500 and offering expenses of $473,325) from the public offering of 6,600,000 shares of 7.20% Series B Cumulative Preferred Stock. Commencing June 20, 2006 and thereafter, the Fund, at its option, may redeem the 7.20% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. On June 26, 2006, the Fund, as authorized by the Board, redeemed 25% (1,650,000 shares) of its outstanding 7.20% Series B Cumulative Preferred Stock at the redemption price of $25.00 per share (the liquidation value). The Series B Preferred Shares were callable at any time at the liquidation value plus accrued dividends following the expiration of the five year call protection on June 20, 2006. At December 31, 2006, 4,950,000 shares of 7.20% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $148,500.

     On June 27, 2002, the Fund received net proceeds of $128,246,557 (after underwriting discounts of $1,300,000 and offering expenses of $453,443) from the public offering of 5,200 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 4.21% to 5.27% for the year ended December 31, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2006, 5,200 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.26% and accrued dividends amounted to $95,241.

                          THE GABELLI EQUITY TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     On October 7, 2003, the Fund received net proceeds of $72,375,842 (after underwriting discounts of $2,362,500 and offering expenses of $261,658) from the public offering of 3,000,000 shares of 5.875% Series D Cumulative Preferred Stock. Commencing October 7, 2008 and thereafter, the Fund, at its option, may redeem the 5.875% Series D Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not repurchase any shares of 5.875% Series D Cumulative Preferred Stock. At December 31, 2006, 2,949,700 shares of 5.875% Series D Cumulative Preferred Stock were outstanding and accrued dividends amounted to $72,206.

     On October 7, 2003, the Fund received net proceeds of $49,350,009 (after underwriting discounts of $500,000 and offering expenses of $149,991) from the public offering of 2,000 shares of Series E Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series E Auction Rate Cumulative Preferred Stock ranged from 4.10% to 5.30% for the fiscal year ended December 31, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series E Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series E Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not redeem any shares of Series E Auction Rate Cumulative Preferred Stock. At December 31, 2006, 2,000 shares of Series E Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.30% and accrued dividends amounted to $22,083.

     On November 10, 2006, the Fund received net proceeds of $144,765,000 (after underwriting discounts of $4,725,000 and estimated offering expenses of $510,000) from the public offering of 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock. Commencing November 10, 2011 and thereafter, the Fund, at its option, may redeem the 6.20% Series F Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not repurchase any shares of 6.20% Series F Cumulative Preferred Stock. At December 31, 2006, 6,000,000 shares of 6.20% Series F Cumulative Preferred Stock were outstanding and accrued dividends amounted to $155,000.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. REORGANIZATION. On September 13, 2005, the Fund acquired substantially all of the net assets of the Sterling Capital Corp. pursuant to a Plan of Reorganization approved by Sterling Capital Corp. on September 12, 2005. The acquisition was accomplished by a tax free exchange of 1,978,190 common shares of the Fund valued at $18,306,860 for the net assets of the Sterling Capital Corp. on September 12, 2005. Sterling Capital Corp.'s net assets of $18,306,860, including $2,191,264 of unrealized appreciation, were combined with those of the Fund on September 13, 2005. The net assets attributable to common shares of the Fund immediately before the acquisition were $1,273,163,812.

8. SUBSEQUENT EVENTS. On January 8, 2007, the Fund, as authorized by the Board, redeemed 100% (4,950,000 shares) of its outstanding 7.20% Series B Cumulative Preferred Stock at the redemption price of $25.00 per share (the liquidation value), plus accumulated and unpaid dividends through the redemption date of $0.06 per share. The Preferred Shares were callable at any time at the liquidation value plus accrued dividends following the expiration of the five year call protection on June 20, 2006.

9. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section
19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                          THE GABELLI EQUITY TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      2006       2005         2004         2003         2002
                                                                  ----------  ----------   ----------   ----------  ----------
OPERATING PERFORMANCE:
  Net asset value, beginning of period.......................     $     8.10  $     8.69   $     7.98   $     6.28  $     8.97
                                                                  ----------  ----------   ----------   ----------  ----------
  Net investment income......................................           0.18        0.09         0.02         0.04        0.07
  Net realized and unrealized gain (loss) on investments ....           2.18        0.47         1.63         2.50       (1.65)
                                                                  ----------  ----------   ----------   ----------  ----------
  Total from investment operations...........................           2.36        0.56         1.65         2.54       (1.58)
                                                                  ----------  ----------   ----------   ----------  ----------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(A)
  Net investment income......................................          (0.03)      (0.01)       (0.00)(e)    (0.00)(e)   (0.01)
  Net realized gain on investments...........................          (0.12)      (0.14)       (0.14)       (0.14)      (0.16)
                                                                  ----------  ----------   ----------   ----------  ----------
  Total distributions to preferred shareholders .............          (0.15)      (0.15)       (0.14)       (0.14)      (0.17)
                                                                  ----------  ----------   ----------   ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO COMMON SHAREHOLDERS
  RESULTING FROM OPERATIONS..................................           2.21        0.41         1.51         2.40       (1.75)
                                                                  ----------  ----------   ----------   ----------  ----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income......................................          (0.16)      (0.08)       (0.01)       (0.01)      (0.05)
  Net realized gain on investments...........................          (0.72)      (0.77)       (0.79)       (0.68)      (0.90)
  Return of capital..........................................             --          --           --        (0.00)(e)   (0.00)(e)
                                                                  ----------  ----------   ----------   ----------  ----------
  Total distributions to common shareholders ................          (0.88)      (0.85)       (0.80)       (0.69)      (0.95)
                                                                  ----------  ----------   ----------   ----------  ----------
FUND SHARE TRANSACTIONS:
  Increase (decrease) in net asset value
    from common stock
    share transactions ......................................             --       (0.00)(e)     0.00(e)      0.01        0.02
  Decrease in net asset value from
    shares issued in rights offering ........................             --       (0.15)          --           --          --
  Increase in net asset value from
    repurchase of preferred shares ..........................             --          --         0.00(e)        --          --
  Offering costs for preferred shares
    charged to paid-in capital ..............................          (0.03)      (0.00)(e)     0.00(e)     (0.02)      (0.01)
  Offering costs for issuance of rights
    charged to paid-in capital ..............................          (0.00)(e)   (0.00)(e)       --           --          --
                                                                  ----------  ----------   ----------   ----------  ----------
  Total fund share transactions..............................          (0.03)      (0.15)        0.00(e)     (0.01)       0.01
                                                                  ----------  ----------   ----------   ----------  ----------
  NET ASSET VALUE ATTRIBUTABLE TO
    COMMON SHAREHOLDERS,
    END OF PERIOD............................................     $     9.40  $     8.10   $     8.69   $     7.98  $     6.28
                                                                  ==========  ==========   ==========   ==========  ==========
  NAV Total Return + ........................................          28.17%       5.50%       19.81%       39.90%     (21.00)%
                                                                  ==========  ==========   ==========   ==========  ==========
  Market Value, End of Period................................     $     9.41  $     8.03   $     9.02   $     8.00  $     6.85
                                                                  ==========  ==========   ==========   ==========  ==========
  Investment Total Return ++.................................          29.42%       0.66%       24.04%       28.58%     (28.36)%
                                                                  ==========  ==========   ==========   ==========  ==========

                 See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                      YEAR ENDED DECEMBER 31,
                                                                  ------------------------------------------------------------
                                                                      2006       2005         2004         2003         2002
                                                                  ----------  ----------   ----------   ----------  ----------
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation
    value of preferred shares,
    end of period (in 000's) ................................     $2,114,399  $1,764,634   $1,638,225   $1,514,525  $1,271,600
  Net assets attributable to common shares,
    end of period (in 000's) ................................     $1,586,906  $1,345,891   $1,219,483   $1,094,525  $  842,403
  Ratio of net investment income to
    average net assets
    attributable to common shares
    before preferred distributions ..........................           2.12%       1.27%        0.64%        0.67%      0.99%
  Ratio of operating expenses to average net
    assets attributable to common
    shares net of advisory fee reduction, if any (b).........           1.43%       1.39%        1.57%        1.62%      1.19%
  Ratio of operating expenses to average
    net assets including liquidation value of
    preferred shares net of advisory fee reduction,
    if any (b)...............................................           1.11%       1.04%        1.14%        1.14%       0.87%
  Portfolio turnover rate ...................................           29.5%       22.4%        28.6%        19.2%       27.1%
PREFERRED STOCK:
  7.25% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............             --          --           --           --  $  134,198
  Total shares outstanding (in 000's) .......................             --          --           --           --       5,368
  Liquidation preference per share...........................             --          --           --           --  $    25.00
  Average market value (c) ..................................             --          --           --           --  $    25.75
  Asset coverage per share...................................             --          --           --           --  $    74.07
  7.20% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............     $  123,750  $  165,000   $  165,000   $  165,000  $  165,000
  Total shares outstanding (in 000's) .......................          4,950       6,600        6,600        6,600       6,600
  Liquidation preference per share...........................     $    25.00  $    25.00   $    25.00   $    25.00  $    25.00
  Average market value (c) ..................................     $    25.27  $    25.92   $    26.57   $    27.06  $    26.40
  Asset coverage per share...................................     $   100.21  $   105.35   $    97.81   $    90.15  $    74.07
  AUCTION RATE SERIES C CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............     $  130,000  $  130,000   $  130,000   $  130,000  $  130,000
  Total shares outstanding (in 000's) .......................              5           5            5            5           5
  Liquidation preference per share...........................     $   25,000  $   25,000   $   25,000   $   25,000  $   25,000
  Average market value (c) ..................................     $   25,000  $   25,000   $   25,000   $   25,000  $   25,000
  Asset coverage per share...................................     $  100,211  $  105,353   $   97,806   $   90,150  $   74,068
  5.875% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............     $   73,743  $   73,743   $   73,743   $   75,000          --
  Total shares outstanding (in 000's) .......................          2,950       2,950        2,950        3,000          --
  Liquidation preference per share...........................     $    25.00  $    25.00   $    25.00   $    25.00          --
  Average market value (c) ..................................     $    23.98  $    24.82   $    24.81   $    25.10          --
  Asset coverage per share...................................     $   100.21  $   105.35   $    97.81   $    90.15          --
  AUCTION RATE SERIES E CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............     $   50,000  $   50,000   $   50,000   $   50,000           --
  Total shares outstanding (in 000's) .......................              2           2            2            2           --
  Liquidation preference per share...........................     $   25,000  $   25,000   $   25,000   $   25,000           --
  Average market value (c) ..................................     $   25,000  $   25,000   $   25,000   $   25,000           --
  Asset coverage per share...................................     $  100,211  $  105,353   $   97,806   $   90,150
  6.20% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............     $  150,000          --           --           --           --
  Total shares outstanding (in 000's) .......................          6,000          --           --           --           --
  Liquidation preference per share...........................     $    25.00          --           --           --           --
  Average market value (c) ..................................     $    25.12          --           --           --           --
  Asset coverage per share...................................     $   100.21          --           --           --           --
  ASSET COVERAGE (D) ........................................            401%        421%         391%         361%         296%
---------------

 + Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to 2005 rights offering, assuming full subscription by shareholder.
 ++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan, including the effect of shares issued pursuant to 2005 rights offering, assuming full subscription by shareholder.
 (a) Calculated based upon average common shares outstanding on the record dates throughout the periods.
 (b) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. For the fiscal years ended December 31, 2006, 2005, 2004, 2003, and 2002 the effect of the custodian fee credits was minimal.
 (c) Based on weekly prices.
 (d) Asset coverage is calculated by combining all series of preferred stock.
 (e) Amount represents less than $0.005 per share.

                          See accompanying notes to financial statements.

                          THE GABELLI EQUITY TRUST INC.
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Board of Directors and Shareholders of The Gabelli Equity Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Equity Trust Inc. (hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2007

                          THE GABELLI EQUITY TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional
Information includes additional information about the Fund's Directors and officers and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Equity Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                                 TERM OF       NUMBER OF
                               OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)               LENGTH OF       COMPLEX
    ADDRESS 1                      TIME        OVERSEEN BY        PRINCIPAL OCCUPATION(S)               OTHER DIRECTORSHIPS
     AND AGE                     SERVED 2       DIRECTOR          DURING PAST FIVE YEARS                 HELD BY DIRECTOR5
----------------                 --------       ---------         ----------------------                 ------------------
INTERESTED DIRECTORS 3:
----------------------
MARIO J. GABELLI              Since 1986**        24      Chairman of the Board and Chief Executive       Director of Morgan Group
Director and                                              Officer of GAMCO Investors, Inc. and            Holdings, Inc.
Chief Investment Officer                                  Chief Investment Officer - Value Portfolios of  (transportation
Age: 64                                                   Gabelli Funds, LLC and GAMCO Asset              services); Chairman
                                                          Management Inc.; Director/Trustee or Chief      of the Board of Lynch
                                                          Investment Officer of other registered          Interactive Corporation
                                                          investment companies in the Gabelli Funds       (multimedia and
                                                          complex; Chairman and Chief Executive           communication services
                                                          Officer of GGCP, Inc.                           company)

INDEPENDENT DIRECTORS 6:
-----------------------
THOMAS E. BRATTER             Since 1986**         3      Director, President and Founder of The John        --
Director                                                  Dewey Academy (residential college
Age: 67                                                   preparatory therapeutic high school)

ANTHONY J. COLAVITA4          Since 1999***       34      Partner in the law firm of                         --
Director                                                  Anthony J. Colavita, P.C.
Age: 71

JAMES P. CONN4                 Since 1989*        15      Former Managing Director and Chief Investment   Director of First
Director                                                  Officer of Financial Security Assurance         Republic Bank (banking)
Age: 68                                                   Holdings Ltd. (insurance holding company)
                                                          (1992-1998)

FRANK J. FAHRENKOPF JR.       Since 1998***        5      President and Chief Executive Officer of the    Director of First
Director                                                  American Gaming Association; Co-Chairman        Republic Bank (banking)
Age: 67                                                   of the Commission on Presidential Debates;
                                                          Former Chairman of the Republican National
                                                          Committee (1983-1989)

ARTHUR V. FERRARA             Since 2001**         7      Former Chairman of the Board and Chief          Director of The
Director                                                  Executive Officer of The Guardian Life          Guardian sponsored
Age: 76                                                   Insurance Company of America                    mutual funds
                                                          (1993-1995)


ANTHONY R. PUSTORINO           Since 1986*        14      Certified Public Accountant; Professor          Director of The LGL
Director                                                  Emeritus, Pace University                       Group, Inc. (diversified
Age: 81                                                                                                   manufacturing)

SALVATORE J. ZIZZA            Since 1986***       25      Chairman of Hallmark Electrical Supplies Corp.  Director of Hollis-Eden
Director                                                  (distribution of electrical supplies)           Pharmaceuticals
Age: 61                                                                                                   (biotechnology) and
                                                                                                          Earl Scheib, Inc.
                                                                                                          (automotive services)

                          THE GABELLI EQUITY TRUST INC.
                        ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                              TERM OF
                            OFFICE AND
NAME, POSITION(S)            LENGTH OF
    ADDRESS 1                   TIME                          PRINCIPAL OCCUPATION(S)
     AND AGE                  SERVED 2                        DURING PAST FIVE YEARS
----------------              --------                        ---------------------
OFFICERS:
--------
BRUCE N. ALPERT             Since 2003     Executive Vice President and Chief Operating Officer of Gabelli Funds,
President                                  LLC and an officer of all of the registered investment companies in the
Age: 55                                    Gabelli Funds complex. Director and President of Gabelli Advisers, Inc.
                                           since 1998

CARTER W. AUSTIN            Since 2000     Vice President of the Fund since 2000. Vice President of The Gabelli Dividend
Vice President                             & Income Trust since 2003; The Gabelli Global Gold, Natural Resources &
Age: 40                                    Income Trust since 2005; and The Gabelli Global Deal Fund since 2006; Vice
                                           President of Gabelli Funds, LLC since 1996

LOAN P. NGUYEN              Since 2006     Vice President of The Gabelli Global Multimedia Trust Inc. since 2004;
Vice President and Ombudsman               Assistant Vice President of GAMCO Investors, Inc. since 2006; Portfolio
Age: 24                                    Administrator for Gabelli Funds, LLC during 2004; Student at Boston College prior to 2004

JAMES E. MCKEE              Since 1995     Vice President, General Counsel and Secretary of GAMCO Investors, Inc.
Secretary                                  since 1999; GAMCO Asset Management Inc. since 1993; Secretary of all of
Age: 43                                    the registered investment companies in the Gabelli Funds complex

AGNES MULLADY               Since 2006     Treasurer of all of the registered investment companies in the Gabelli Funds complex;
Treasurer                                  Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial
Age: 48                                    Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC
                                           Distribution Partners from 2002 through 2004; Controller of Reserve Management
                                           Corporation and Reserve Partners, Inc. and Treasurer of Reserve Funds from 2000 through 2002

PETER D. GOLDSTEIN          Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance
Chief Compliance Officer                   Officer of all of the registered investment companies in the Gabelli Funds complex;
Age: 53                                    Vice President of Goldman Sachs Asset Management from 2000 through 2004

---------------------
1  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
   * - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
  ** - Term expires at the Fund's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
  *** - Term expires at the Fund's 2008 Annual Meeting of  Shareholders or until their successors are duly elected and qualified.
   Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.
4  Represents holders of the Fund's Preferred Stock.
5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.
6  Directors  who  are  not  interested  persons  are  considered  "Independent"
   Directors.



CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 12, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                          THE GABELLI EQUITY TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2006


CASH DIVIDENDS AND DISTRIBUTIONS

                                         TOTAL AMOUNT         ORDINARY            LONG-TERM          DIVIDEND
           PAYABLE         RECORD            PAID            INVESTMENT            CAPITAL         REINVESTMENT
            DATE            DATE         PER SHARE (A)       INCOME (A)           GAINS (A)            PRICE
           -------       ---------      ---------------    -------------        -------------     -----------------
COMMON SHARES
          03/27/06        03/17/06          $0.19000           $0.05020            $0.13980          $8.55750
          06/26/06        06/16/06           0.19000            0.04700             0.14300           8.21400
          09/25/06        09/15/06           0.20000            0.04950             0.15050           8.62000
          12/18/06        12/13/06           0.30000            0.07420             0.22580           9.36000
                                            --------           --------            --------
                                            $0.88000           $0.22090            $0.65910
7.20% PREFERRED SHARES
          03/27/06        03/20/06          $0.45000           $0.11710            $0.33290
          06/26/06        06/19/06           0.45000            0.11130             0.33870
          09/26/06        09/19/06           0.45000            0.11130             0.33870
          12/26/06        12/18/06           0.45000            0.11130             0.33870
                                            --------           --------            --------
                                            $1.80000           $0.45100            $1.34900
5.875% PREFERRED SHARES
          03/27/06        03/20/06          $0.36719           $0.09624            $0.27095
          06/26/06        06/19/06           0.36719            0.09086             0.27633
          09/26/06        09/19/06           0.36719            0.09086             0.27633
          12/26/06        12/18/06           0.36718            0.09085             0.27633
                                            --------           --------            --------
                                            $1.46875           $0.36881            $1.09994
6.20% PREFERRED SHARES
          12/26/06        12/18/06          $0.20236           $0.05007            $0.15229
                                            --------           --------            --------
                                            $0.20236           $0.05007            $0.15229

SERIES C AND E AUCTION RATE PREFERRED SHARES

    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2006 distributions derived from long-term capital gains for the Series C and Series E Auction Rate Preferred Shares was 74.89%.

    A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in the 2006 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long-term gain distributions for the fiscal year ended December 31, 2006 were $128,475,966, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

    In 2006, the Fund paid to common, 7.20% Series B, 5.875% Series D, and 6.20% Series F preferred shareholders ordinary income totaling $0.22090, $0.45100, $0.36881, and $0.05007 per share, respectively. The Fund paid weekly distributions to Series C and Series E preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $309.66231 and $307.25932 per share, respectively, in 2006. For the fiscal year ended December 31, 2006, 100% of the ordinary income dividend qualified for the dividend received deduction available to corporations, and 92.41% of the ordinary income distribution was deemed qualified dividend income and is reported in box 1b on Form 1099-DIV. The percentage of the ordinary income dividends paid by the Fund during 2006 derived from U.S. Government Securities was 0.51%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2006. The percentage of U.S. Government Securities held as of December 31, 2006 was 1.29%.

                          THE GABELLI EQUITY TRUST INC.
                 INCOME TAX INFORMATION (CONTINUED) (UNAUDITED)
                                DECEMBER 31, 2006

                         HISTORICAL DISTRIBUTION SUMMARY

                                    SHORT-       LONG-                 UNDISTRIBUTED  TAXES PAID ON
                                     TERM        TERM     NON-TAXABLE   LONG-TERM     UNDISTRIBUTED                    ADJUSTMENT
                      INVESTMENT    CAPITAL     CAPITAL    RETURN OF     CAPITAL         CAPITAL         TOTAL             TO
                        INCOME     GAINS (B)     GAINS      CAPITAL       GAINS          GAINS (C)  DISTRIBUTIONS (A)  COST BASIS
                      ----------   ---------     ------   ----------   ------------  -------------- ---------------- ------------
COMMON STOCK
2006...........       $0.15690     $0.06400    $0.65910           --          --             --         $0.88000             --
2005 (d).......        0.08756      0.00672     0.75572           --          --             --          0.85000             --
2004...........        0.01930      0.04990     0.73080           --          --             --          0.80000             --
2003...........        0.01140      0.04480     0.63380           --          --             --          0.69000             --
2002...........        0.05180      0.01550     0.88270           --          --             --          0.95000             --
2001 (e).......        0.06700      0.06400     0.94900           --          --             --          1.08000             --
2000...........        0.04070      0.15500     1.11430           --          --             --          1.31000             --
1999 (f).......        0.03010      0.21378     0.99561     $0.91176          --             --          2.15125       $0.91176 -
1998...........        0.06420           --     1.10080           --          --             --          1.16500             --
1997...........        0.07610      0.00210     0.93670      0.02510          --             --          1.04000        0.02500 -
1996...........        0.10480           --     0.78120      0.11400          --             --          1.00000        0.11400 -
1995 (g).......        0.12890           --     0.49310      0.37800          --             --          1.00000        0.37800 -
1994 (h).......        0.13536      0.06527     0.30300      1.38262          --             --          1.88625        1.38262 -
1993 (i).......        0.13050      0.02030     0.72930      0.22990          --             --          1.11000        0.22990 -
1992 (j).......        0.20530      0.04050     0.29660      0.51760          --             --          1.06000        0.51760 -
1991 (k).......        0.22590      0.03990     0.14420      0.68000          --             --          1.09000        0.68000 -
1990...........        0.50470           --     0.22950      0.44580          --             --          1.18000        0.44580 -
1989...........        0.29100      0.35650     0.66250           --    $0.62880       $0.21380          1.31000        0.41500 +
1988...........        0.14500      0.20900     0.19600           --     0.25130        0.08540          0.55000        0.16590 +
1987...........        0.25600      0.49100     0.33500           --          --             --          1.08200             --
7.20% PREFERRED STOCK
2006...........       $0.32000     $0.13100    $1.34900           --          --             --         $1.80000             --
2005...........        0.17650      0.01430     1.60920           --          --             --          1.80000             --
2004...........        0.04340      0.11224     1.64436           --          --             --          1.80000             --
2003...........        0.03000      0.11640     1.65360           --          --             --          1.80000             --
2002...........        0.09800      0.02960     1.67240           --          --             --          1.80000             --
2001...........        0.05870      0.05440     0.81690           --          --             --          0.93000             --
5.875% PREFERRED STOCK
2006...........       $0.26193     $0.10688    $1.09994           --          --             --         $1.46875             --
2005...........        0.14405      0.01170     1.31300           --          --             --          1.46875             --
2004...........        0.03542      0.09159     1.34174           --          --             --          1.46875             --
2003...........        0.00535      0.02086     0.29610           --          --             --          0.32231             --
6.20% PREFERRED STOCK
2006...........       $0.03527     $0.01480    $0.15229           --          --             --         $0.20236             --
AUCTION RATE PREFERRED C STOCK
2006...........     $219.92983    $89.73249  $923.57769           --          --             --      $1233.24000             --
2005...........       83.01020      6.73650   756.60330           --          --             --        846.35000             --
2004...........        9.15570     23.67550   346.83810           --          --             --        379.66930             --
2003...........        5.42000     21.05000   298.41000           --          --             --        324.88000             --
2002...........       12.28350      3.71450   209.89200           --          --             --        225.89000             --
AUCTION RATE PREFERRED E STOCK
2006...........     $218.22316    $89.03616  $916.41068           --          --             --      $1223.67000             --
2005...........       82.44330      6.69050   751.43620           --          --             --        840.57000             --
2004...........        9.30280     24.05620    352.41090          --          --             --        385.76000             --
2003...........        1.07000      4.18000     59.32000          --          --             --         64.57000             --

--------------------------
(a) Total amounts may differ due to rounding.
(b) Taxable as ordinary income.
(c) Net Asset Value was reduced by this amount on the last business day of the year.
(d) On September 21, 2005, the Fund also distributed Rights equivalent to $0.21 per share based upon full subscription of all issued shares.
(e) On January 10, 2001, the Fund also distributed Rights equivalent to $0.56 per share based upon full subscription of all issued shares.
(f) On July 9, 1999, the Fund also distributed shares of The Gabelli Utility Trust valued at $9.8125 per share.
(g) On October 19, 1995, the Fund also distributed Rights equivalent to $0.37 per share based upon full subscription of all issued shares.
(h) On November 15, 1994, the Fund also distributed shares of The Gabelli Global Multimedia Trust Inc. valued at $8.0625 per share.
(i) On July 14, 1993, the Fund also distributed Rights equivalent to $0.50 per share based upon full subscription of all issued shares.
(j) On September 28, 1992, the Fund also distributed Rights equivalent to $0.36 per share based upon full subscription of all issued shares.
(k) On October 21, 1991, the Fund also distributed Rights equivalent to $0.42 per share based upon full subscription of all issued shares.
-   Decrease in cost basis.
+   Increase in cost basis.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
ENROLLMENT IN THE PLAN
   It  is  the  policy  of  The  Gabelli  Equity  Trust  Inc.  (the  "Fund")  to
automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
                          The Gabelli Equity Trust Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

   If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

   SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

   The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.


--------------------------------------------------------------------------------
  The Annual Meeting of The Gabelli Equity Trust's shareholders will be held at 9:00 A.M. on Monday, May 14, 2007 at the Greenwich Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS
                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422


DIRECTORS                                                   OFFICERS
Mario J. Gabelli, CFA
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                      Bruce N. Alpert
   GAMCO INVESTORS, INC.                                       PRESIDENT

Dr. Thomas E. Bratter                                       Carter W. Austin
   PRESIDENT, JOHN DEWEY ACADEMY                               VICE PRESIDENT

Anthony J. Colavita                                         Peter D. Goldstein
   ATTORNEY-AT-LAW,                                            CHIEF COMPLIANCE OFFICER
   ANTHONY J. COLAVITA, P.C.
                                                            James E. McKee
James P. Conn                                                  SECRETARY
   FORMER CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.               Agnes Mullady
                                                               TREASURER
Frank J. Fahrenkopf, Jr.
   PRESIDENT & CHIEF EXECUTIVE OFFICER,                     LoAn P. Nguyen
   AMERICAN GAMING ASSOCIATION                                 VICE PRESIDENT & OMBUDSMAN

Arthur V. Ferrara                                           INVESTMENT ADVISER
   FORMER CHAIRMAN & CHIEF EXECUTIVE OFFICER,               Gabelli Funds, LLC
   GUARDIAN LIFE INSURANCE COMPANY OF AMERICA               One Corporate Center
                                                            Rye, New York  10580-1422
Anthony R. Pustorino
   CERTIFIED PUBLIC ACCOUNTANT,                             CUSTODIAN
   PROFESSOR EMERITUS, PACE UNIVERSITY                      Mellon Trust of New England, N.A.

Salvatore J. Zizza                                          COUNSEL
   CHAIRMAN, HALLMARK ELECTRICAL SUPPLIES CORP.             Willkie Farr & Gallagher LLP

                                                            TRANSFER AGENT AND REGISTRAR
                                                            Computershare Trust Company, N.A.

                                                            STOCK EXCHANGE LISTING
                                                                                                7.20%    5.875%     6.20%
                                                                                    Common    Preferred Preferred Preferred
                                                                                    ------    --------- --------- ---------
                                                            NYSE-Symbol:              GAB      GAB PrB   GAB PrD   GAB PrF
                                                            Shares Outstanding:   168,756,272 4,950,000 2,949,700 6,000,000


                                                            The Net Asset Value per share appears in the
                                                            Publicly Traded Funds column, under the heading
                                                            "General Equity Funds," in Monday's The Wall
                                                            Street Journal. It is also listed in Barron's
                                                            Mutual Funds/Closed End Funds section under the
                                                            heading "General Equity Funds".

                                                            The Net Asset Value per share may be obtained each
                                                            day by calling (914) 921-5070.

-------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series B, Series D, and Series F Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                          THE GABELLI EQUITY TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                       PHONE: 800-GABELLI (800-422-3554)
                 FAX: 914-921-5118   INTERNET: WWW.GABELLI.COM
                         E-MAIL: CLOSEDEND@GABELLI.COM



                                                                     GAB Q4/2006

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $88,558 for 2005 and $53,500 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $20,600 for 2005 and $20,600 for 2006. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 for 2005 and $3,100 for 2006. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $48,000 for 2006. Other fees include fees for issuance of consents, comfort letters in connection with the preferred share offerings.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  100%

                           (c)  100%

                           (d)  100%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Anthony R Pustorino and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.    CONFLICTS OF INTEREST.

               THE ADVISERS HAVE IMPLEMENTED THESE PROXY VOTING PROCEDURES IN ORDER TO PREVENT CONFLICTS OF INTEREST FROM INFLUENCING THEIR PROXY VOTING DECISIONS. BY FOLLOWING THE PROXY GUIDELINES, AS WELL AS THE RECOMMENDATIONS OF ISS, OTHER THIRD-PARTY SERVICES AND THE ANALYSTS OF GABELLI & COMPANY, THE ADVISERS ARE ABLE TO AVOID, WHEREVER POSSIBLE, THE INFLUENCE OF POTENTIAL CONFLICTS OF INTEREST. NEVERTHELESS, CIRCUMSTANCES MAY ARISE IN WHICH ONE OR MORE OF THE ADVISERS ARE FACED WITH A CONFLICT OF INTEREST OR THE APPEARANCE OF A CONFLICT OF INTEREST IN CONNECTION WITH ITS VOTE. IN GENERAL, A CONFLICT OF INTEREST MAY ARISE WHEN AN ADVISER KNOWINGLY DOES BUSINESS WITH AN ISSUER, AND MAY APPEAR TO HAVE A MATERIAL CONFLICT BETWEEN ITS OWN INTERESTS AND THE INTERESTS OF THE SHAREHOLDERS OF AN INVESTMENT COMPANY MANAGED BY ONE OF THE ADVISERS REGARDING HOW THE PROXY IS TO BE VOTED. A CONFLICT ALSO MAY EXIST WHEN AN ADVISER HAS ACTUAL KNOWLEDGE OF A MATERIAL BUSINESS ARRANGEMENT BETWEEN AN ISSUER AND AN AFFILIATE OF THE ADVISER.

               IN PRACTICAL TERMS, A CONFLICT OF INTEREST MAY ARISE, FOR EXAMPLE, WHEN A PROXY IS VOTED FOR A COMPANY THAT IS A CLIENT OF ONE OF THE ADVISERS, SUCH AS GAMCO ASSET MANAGEMENT INC. A CONFLICT ALSO MAY ARISE WHEN A CLIENT OF ONE OF THE ADVISERS HAS MADE A SHAREHOLDER PROPOSAL IN A PROXY TO BE VOTED UPON BY ONE OR MORE OF THE ADVISERS. THE DIRECTOR OF PROXY VOTING SERVICES, TOGETHER WITH THE LEGAL DEPARTMENT, WILL SCRUTINIZE ALL PROXIES FOR THESE OR OTHER SITUATIONS THAT MAY GIVE RISE TO A CONFLICT OF INTEREST WITH RESPECT TO THE VOTING OF PROXIES.

         A.    OPERATION OF PROXY VOTING COMMITTEE.

               For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

         If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES







PROXY VOTING GUIDELINES




GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
          This may include such areas as:
          -Paying greenmail
          -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
     -Stock split
     -Stock option or other executive compensation plan
     -Finance growth of company/strengthen balance sheet
     -Aid in restructuring
     -Improve credit rating
     -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation

o    Management history of responsiveness to shareholders
o    Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER
-----------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Equity Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Additionally, Mr. Caesar M. P. Bryan manages a portion of the Trust's assets. Mr. Bryan is a Senior Vice President and Portfolio Manager with GAMCO Asset Management Inc. (a wholly owned subsidiary of GAMCO Investors, Inc.) since 1994.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by the Portfolio Managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

       ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                           Total Assets
                                                                                        No. of Accounts     in Accounts
          Name of Portfolio                                Total                         where Advisory   where Advisory
             Manager or               Type of          No. of Accounts       Total      Fee is Based on    Fee is Based
             Team Member              Accounts             Managed           Assets       Performance     on Performance
             -----------             ---------             -------          -------       -----------     --------------
       ------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   1.  Mario J. Gabelli        Registered                  21             $11.8B             5               $3.2B
                               Investment
                               Companies:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Pooled                17             $714.9M            16             $624.3M
                               Investment
                               Vehicles:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Accounts:            1818            $11.0B             6               $1.5B
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
   2. Caesar M.P. Bryan        Registered                  5               $1.5B             0                $0
                               Investment
                               Companies:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Pooled                1               $4.0M             1               $4.0M
                               Investment
                               Vehicles:
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                               Other Accounts:             5              $50.5M             0                $0
   --------------------------- ------------------- ------------------- -------------- ----------------- ----------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to management of the Trust. The Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Trust. In these cases, if he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Managers differ among the accounts that they manage. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR CAESAR M. P. BRYAN
---------------------------------------------

The compensation of Mr. Bryan for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Manager receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Managers' compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------

Mario Gabelli and Caesar M. P. Bryan owned over $1,000,000 and $0, respectively, of shares of the Trust as of December 31, 2006.

(B)  Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
                    REGISTRANT PURCHASES OF EQUITY SECURITIES

=============================================================================================================================
                                                                   (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                      SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                  PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY YET
                 SHARES (OR UNITS)      (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS   BE PURCHASED UNDER THE PLANS
  PERIOD             PURCHASED            PER SHARE (OR UNIT)            OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 166,832,166
07/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 4,950,000
through
07/31/06     Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 166,832,166
08/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 4,950,000
through
08/31/06     Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 167,642,009
09/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 4,950,000
through
09/30/06     Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 167,642,009
10/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 4,950,000
through
10/31/06     Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 167,642,009
11/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 4,950,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
11/30/06     Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 168,756,272
12/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 4,950,000
through      Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A   Preferred Series D - 2,949,700
12/31/06     Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A   Preferred Series F - 6,000,000
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A
             Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
             Preferred Series D - N/A  Preferred Series D - N/A   Preferred Series D - N/A
             Preferred Series F - N/A  Preferred Series F - N/A   Preferred Series F - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
     15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule  30a-2(b)  under  the  1940  Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Gabelli Equity Trust Inc.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              03/01/2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              03/01/2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady, Principal Financial Officer and Treasurer


Date              03/01/2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.